SCHEDULE 14C INFORMATION Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Preliminary Information Statement	☒ Confidential, for Use of the Commission Only (as permitted by Rule 14-c-5(d)(2))
☐ Definitive Information Statement

           MOMENTUM HOLDINGS CORPORATION.
(Exact Name of Registrant as specified in its Charter)

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Copies to:

Peter Campitiello, Esq.

Levy & Boonshoft, P.C.

477 Madison Avenue

New York, New York  10022

Tel:  212/751-1414

Fax: 212/751-6943

MOMENTUM HOLDINGS CORPORATION

477 Madison Avenue, 12th Floor

New York, New York 10022

DEAR STOCKHOLDER:

We are pleased to inform you that Momentum Holdings Corporation, a Delaware corporation (the “Company”), has entered into a Share Exchange Agreement with Cipher Multimedia, Inc., an Illinois corporation (“Cipher”) wherein Momentum Holdings Corporation will exchange 14,052,800 newly-issued shares of the Company’s common stock, purchase $.001 per share (‘Common Stock) with Cipher to acquire all 35,132,000 issued and outstanding shares of Cipher’s Common Stock, which represent a 100% interest in Cipher. A copy of the Share Exchange Agreement is attached as Exhibit A to this Information Statement. Stockholders who have not consented to the transaction are not entitled to exercise dissenter's rights pursuant to Delaware Corporations Law, Section 228, a copy of which is attached as Exhibit B.

Our Board of Directors and certain of our stockholders owning approximately 86.4% of our outstanding common stock as of the record date of  September 1, 2003 have approved the Share Exchange after carefully considering it and concluding that approving the Share Exchange Agreement was in the best interest of our company and our stockholders. The Share Exchange Agreement will be effective, October ___, 2003, which is 20 days after the date this information statement is first mailed to our stockholders.

Furthermore, we are providing you with the following Information Statement to notify you that our Board of Directors and the holders of a majority of our outstanding Common Stock, have delivered a written consent to amend the Company’s Certificate of Incorporation to change the name of the Company to Cipher Holdings Corporation and to increase the authorized capital stock of the Company to 100,000,000 shares of which 95,000,000 shares will be Common Stock and 5,000,000 shares will be Preferred Stock

This action will become effective approximately twenty (20) days from the date hereof.

This Information Statement is being provided to you for information purposes only.  Your vote is not required to approve any of the actions as set forth herein.  This Information Statement does not relate to an annual meeting or special meeting in lieu of an annual meeting.  You are not being asked to send a proxy and you are requested not to send one.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

No action is required by you.  The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. Pursuant to Delaware Corporations Law Section 228, you have no right to dissent to this Exchange or to exercise any rights of appraisal. This Information Statement is first being mailed to you on or about October __, 2003.

Please feel free to call us at (212) 308-8700 should you have any questions on the enclosed information statement. We thank you for your continued interest in Momentum Holdings Corporation.

For the Board of Directors of

MOMENTUM HOLDINGS CORPORATION

/s/ PATRICK ROONEY         ______________

Patrick Rooney, President, Director

2

TABLE OF CONTENTS TO

SCHEDULE 14C INFORMATION STATEMENT

INTRODUCTION	1
SUMMARY OF THE ACTION TO BE TAKEN	3
QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS	4
QUESTIONS AND ANSWERS ABOUT THE AMENDMENTS	5
ACTION 1. SHARE EXCHANGE WITH CIPHER	6
ACTION 2. AMENDMENT TO THE CERTIFICATE OF INCORPORATION	8
DESCRIPTION OF SECURITIES	10
Description of Common Stock	10
Description of Preferred Stock	10
OUTSTANDING VOTING STOCK OF MOMENTUM	11

Exhibit A

Share Exchange Agreement between Momentum

Holdings Corporation and Cipher Multimedia, Inc.

A-1

Exhibit B

Delaware Corporate Law Section 228

B-1

Exhibit C

Form of Certificate of Amendment to

Certificate of Incorporation

C-1

Exhibit D

Audited Financial Statements of

Cipher Multimedia, Inc.,

for the Period ending August 31, 2003

D-1

i

MOMENTUM HOLDINGS CORPORATION

477 Madison Avenue,

12th Floor

New York, New York 10022

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished to the stockholders of Momentum Holdings Corporation (the “Company”) in connection with the execution of the Share Exchange Agreement between the Company and Cipher. This Information Statement has been prepared by our management.

"We," "us," "our," and the "Company" refer to Momentum Holdings Corporation, a Delaware corporation. "Cipher" refers to Cipher Multimedia, Inc., an Illinois corporation. The Share Exchange Agreement is sometimes referred to as the "Exchange Agreement" and the transaction contemplated thereby is sometimes referred to as the "Exchange."

STATEMENTS REGARDING FORWARD INFORMATION

This prospectus proxy statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition, results of operations and business, and on the expected impact of the merger on the combined company’s financial performance.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “ estimates” and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.  Theses risks and uncertainties include:

•

the possibility that the exchange cannot be fully realized;

•

the dependence on the timely development, introduction and customer acceptance of new technologies and services;

•

the impact of competition on revenues and margins;

•

rapidly changing technology and shifting demand requirements;

•

other risks and uncertainties, including the impact of competitive services, products and prices, the unsettled condition in the internet and other high-technology industries and the ability to attract and retain key personnel; and

•

other risk factors as may be detailed from time to time in the Company’s public announcements and filings with the Securities and Exchange Commission.

SUMMARY OF THE EXCHANGE

Under the terms of the Exchange Agreement, we will exchange 14,052,800 newly-issued shares of our common stock in Momentum Holdings Corporation for all of the issued and outstanding shares of common stock of Cipher, amounting to 100% of Cipher’s outstanding capital stock after the Exchange, leaving 16,452,811 shares of the Company's common stock issued and outstanding. Cipher is a digital distribution company based in Oak Brook, Illinois which secures and allows access to digital content through proprietary encoding, encryption and authorization technology. Momentum's common stock is quoted on the OTCBB under the symbol “MMHG”. A copy of the Share Exchange Agreement is attached hereto as Exhibit A. On August 19, 2003, the current officers and directors of Momentum resigned and were replaced by Patrick Rooney as Director and President, and Corey Conn as Director, Secretary and Chief Financial Officer.

The Company has no revenue generating operations at the present time. Following the closing of the Exchange Agreement, Cipher will become a wholly-owned subsidiary of the Company. The shares of Cipher we receive in the Exchange will represent our sole asset after the closing of the Exchange. We intend to retain the shares of common stock of Cipher as an asset and we do not have any present intentions to distribute those shares as a dividend to our stockholders. While we will be the sole shareholder of Cipher, notwithstanding the appointment of officers and directors of our choosing, we will not directly control Cipher's ongoing management nor be involved in its day-to-day operations.

GENERAL

On August 19, 2003, Midwest Merger Management, LLC, a Kentucky limited liability company and Brentwood Capital Corp., a New York corporation (the “Sellers”), which were holders, in the aggregate, of 2,005,015 shares of our common stock then representing approximately 91% of our outstanding common stock, sold 1,900,000 shares of Momentum’s common stock to Cipher, for the purchase price of $275,000.  A wire transfer in the amount of $150,000 was delivered to the Sellers on the closing date, repayment of a promissory note in the amount of $60,000 was due on September 6, 2003, and an additional promissory note in the amount of $65,000 with interest, will be repaid to the Sellers on December 5, 2003.  Therefore, as a result thereof, Cipher acquired voting control of Momentum on August 19, 2003 and became Momentum’s majority shareholder (the “Majority Shareholder”).

On September 30, 2003 our Board of Directors, which is comprised of the same members, Patrick Rooney and Corey Conn, as Cipher’s Board of Directors, approved the Exchange Agreement and recommended its approval by our stockholders. Pursuant to Section 228 of the Delaware Corporation Law, the Exchange is required to be approved by a majority of our stockholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Exchange. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our common stock. The elimination of the need for a special meeting of stockholders to approve the Exchange is made possible by Section 228 of the Delaware Corporation Law, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Exchange was September 1, 2003 (the "Record Date").

On September 30, 2003, Cipher, the Majority Shareholder and holder of approximately 86.4% of our outstanding common stock on that date, approved the Exchange Agreement by unanimous, written consent. The Exchange will be effective 20 days after the date this Information Statement is first mailed to our stockholders. No further vote of our stockholders is required.

The date on which this Information Statement was first sent to stockholders is on or about October __, 2003 (the “Mailing Date”). Pursuant to Delaware Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our stockholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Stockholders of record on the Record Date who did not consent to the Exchange are not entitled to dissenter's rights under Delaware law. These rights are discussed in this Information Statement under "Description of the Exchange" on page 6 of this Information Statement.

Also on September 30, 2003, the Majority Shareholder voted in favor of amending the Company’s Certificate of Incorporation to change the name of the Company to Cipher Holdings Corporation and to increase the Company’s authorized capital stock to 100,000,000, shares of which 95,000,000 shares will be Common Stock, $.001 par value, and 5,000,000 shares will be Preferred Stock, $.001 par value (the “Amendment”).  The Amendment will be effective twenty (20) days after this Information Statement is first mailed to our Stockholders.  No further vote of our stockholders is required.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

SUMMARY OF THE ACTION TO BE TAKEN

The following is a brief summary of certain information contained elsewhere in this Information Statement. This summary is not intended to be complete and reference is made to the more detailed information contained in this Information Statement and in the Exhibits to it for a complete statement of the matters discussed below. You are urged to read this Information Statement and the Exhibits in their entirety.

Share Exchange Agreement

On September 30, 2003, our Board of Directors and the Majority Shareholder approved a Share Exchange Agreement with Cipher. By entering into the Share Exchange Agreement, we will acquire all of the issued and outstanding shares of Cipher.

Parties to the Share

Exchange Agreement

Momentum Holdings Corporation, a Delaware corporation, located at 477 Madison Avenue, 12th Floor, New York, New York 10022 ("Momentum" or the "Company") and Cipher Multimedia, Inc., an Illinois corporation, located at 3801 N. Washington Avenue, Oak Brook, Illinois 60523 (“Cipher”).  Momentum is a publicly traded corporation whose shares are traded on the over-the-counter bulletin board under the symbol MMHG. Cipher is a privately held Illinois corporation.

Share Exchange

14,052,800 shares of newly issued, restricted Momentum  common stock, par value $.001 per share, will be exchanged for 35,132,000 shares of Cipher's common stock.. The shares of Momentum will be distributed among the security holders of Cipher on the basis of .4 shares of Momentum for each one share of Cipher.

Tax and Accounting

Treatment

The share exchange was structured with the intent that it be tax-free to both the Company and Cipher. For accounting purposes, the share exchange will be reflected as a reverse acquisition in which Cipher will acquire Momentum.

Amendment of Momentum’s

Articles of Incorporation

Upon amendment of Momentum’s Articles of Incorporation, the name of Momentum will be changed to Cipher Holdings Corporation.  In addition, the number of authorized shares of Momentum’s common stock will be increased from 50,000,000 to 100,000,000 of which 95,000,000 shares will be common stock and 5,000,000 shares will be preferred stock; and Momentum will create a new class of "blank check" preferred stock with the authority of Momentum's Board of Directors to set the rights and preferences of the preferred stock without further stockholder action.

Ratifying Managements

Actions

The acts and actions of management since the last annual meeting of shareholders of Momentum will be ratified.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q.

Why did I receive this Information Statement?

A.

Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.

What will I receive if the Amendment is completed?

A.

Nothing.  The Amendment will only modify the Certificate of Incorporation.

Q.

When do you expect the Amendment to become effective?

A.

The Charter Amendment will become effective upon the filing of the Charter Amendment with the Delaware Secretary of State.  The By-Laws Amendment will become effective twenty (20) days following the mailing of this information statement.  A Copy of the Form of Charter Amendment Amendment is attached to this information statement as Exhibit C.  We expect to file the Charter Amendment with the Delaware Secretary of State no less than 20 days after this information statement has been sent to you.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company's Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q.

What do I need to do now?

A.

Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q.

Whom can I call with questions?

A.

If you have any questions about any of the actions to be taken by Momentum, please contact the Company at (212) 308-8700.

QUESTIONS AND ANSWERS ABOUT THE EXCHANGE

Q:

What is the exchange?

A:

In the exchange Cipher will become a wholly owned subsidiary of Momentum and Cipher shareholders will become Momentum’s shareholders.

Q:

What will Momentum’s shareholders receive in the exchange?

A;

Momentum’s shareholders will not be required to take any action in regard to the exchange, nor will Momentum’s Shareholders receive anything upon consummation of the exchange.  Only the shareholders of Cipher will receive shares of Momentum’s common stock in the exchange.  Cipher shareholders will receive 1 share of Momentum’s common stock in exchange for every ..4 shares of Cipher’s common stock.

Q:

What do I need to do now?

A:

Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q;

Will I recognize a gain or loss on the transaction?

A:

We expect that if the exchange is completed, you will not recognize gain or loss for United States federal income tax purposes.  However, you are urged to consult your own tax advisors to determine your particular tax consequences.

Q:

Am I entitled to dissenters’ or appraisal rights?

A:

Under Delaware law, holders of Momentum’s common stock are not entitled to dissenters’ or appraisal rights in the exchange.

Q:

Whom should I call with questions?

A:

If you have any questions about any of the actions to be taken by Momentum, please contact the Company at (212) 308-8700.

You may also obtain additional information about Momentum from documents we file with the Securities and Exchange Commission.

ACTIONS BY THE BOARD OF DIRECTORS

AND

CONSENTING STOCKHOLDERS

In accordance with Delaware Corporations Law Section 228  the following actions were taken based upon the unanimous recommendation and approval by the Company's Board of Directors and the written consent of the Majority Stockholder.

ACTION 1

THE ISSUANCE OF 14,052,800 SHARES TO THE STOCKHOLDERS OF CIPHER IN
EXCHANGE FOR ALL OF THE ISSUED AND OUTSTANDING SHARES OF CIPHER

On September 30, 2003, our Board of Directors and the Majority Stockholder unanimously approved the September 15, 2003, Share Exchange Agreement with Cipher (collectively the "Exchange Agreement"). Upon consummation of this transaction, we will issue an aggregate of 14,052,800 restricted (i.e., unregistered) shares of our common stock to the security holders of Cipher solely in exchange for all of the issued and outstanding shares of common stock of Cipher (the "Exchange"). Our ownership interest will represent approximately 100% of Cipher after the Exchange and Cipher will become a wholly-owned subsidiary of Momentum. We intend to retain the shares of common stock of Cipher as an asset of the Company and we do not have any present intentions to distribute those shares as a dividend to our stockholders. After the Exchange there will be an aggregate of 16,452,811 shares of our common stock issued and outstanding.

For accounting purposes, the Exchange will be reflected as a reverse acquisition in which Cipher will acquire the Company.  Cipher is a development stage company that has proprietary digital rights management technology that protects and controls access to digital content (video and software) so that it can be mass distributed in a secure format to the end user.  Cipher secures and allows access to digital content through proprietary encoding, encryption and authorization software technology

We have no revenue generating operations at the present time. Following the closing of the Exchange Agreement, Cipher will become a wholly-owned subsidiary of the Company. The shares of Cipher we receive in the Exchange will represent our sole asset after the closing of the Exchange. We intend to retain the shares of common stock of Cipher as an asset and we do not have any present intentions to distribute those shares as a dividend to our stockholders. While we will be the sole shareholder of Cipher, notwithstanding the appointment of officers and directors of our choosing, we will not directly control Cipher's ongoing management nor be involved in its day-to-day operations.

Description of the Exchange

On September 30, 2003, our Board of Directors and the Majority Stockholder approved the Exchange Agreement.  Pursuant to Delaware Corporations Law Section 228, the Exchange is required to be approved by a majority of our stockholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our stockholders at a special stockholders' meeting convened for the specific purpose of approving the Exchange. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority in interest of our common stock. The elimination of the need for a special meeting of stockholders to approve the Exchange is made possible by Delaware Corporations Law Section 228, which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. The record date established by us for purposes of determining the number of outstanding shares of our common stock entitled to vote on the Exchange was September 30, 2003 (the "Record Date").

The Exchange will be effective 20 days after the date this Information Statement is first mailed to our stockholders. No further vote of our stockholders is required. The date on which this Information Statement will first be sent to stockholders is on or about October __, 2003. Pursuant to Delaware Law, we are required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our stockholders of record as of the Record Date (the "Notice"), no additional notice will be sent to our stockholders. Stockholders of record on the Record Date who did not consent to the Exchange are not entitled to dissenter's rights under Delaware law or to seek any rights of appraised.

Terms of the Exchange

Under the terms of the Exchange Agreement, on the closing date we will exchange 14,052,800 newly-issued shares of the Company's Common Stock, for all of the issued and outstanding shares of the Common Stock of Cipher. Prior to the closing, there were 2,400,011 shares of Cipher’s Common Stock issued and outstanding. After the Exchange, the shares we issue to Cipher in the Exchange will represent approximately 85.4% of Momentum's then issued and outstanding Common Stock.

Momentum and Cipher shall each pay their own expenses in the proposed transaction, except the cost for this Information Statement will be borne by the Company. The Exchange is designed to be a tax-free transaction under the Internal Revenue Code of 1986, as amended. After the Exchange, we will retain the Cipher securities as our sole asset. We have no present intention to distribute those securities to our stockholders as a dividend or otherwise. The Cipher securities we receive will be "restricted securities" as that term is defined in the Securities Act of 1933, as amended (the "Act").  We were not granted registration rights for the shares we are receiving. As such, our ability to sell or otherwise transfer these shares is restricted absent registration of the shares under the Act or the availability of an applicable exemption there from. Our ability to resell the shares in the market is also limited by our compliance with Rule 144 adopted under the Act. In general, Rule 144 permits a stockholder who has owned restricted shares for at least one year to sell without registration, within a three month period, up to one percent of our then outstanding common stock.

This Information Statement describes elsewhere herein the consent of our board of directors and a majority of our stockholders to the Exchange. Other than this consent, we do not require the approval of any third party to consummate the Exchange. Cipher requires the approval of its Board of Directors and a majority of its stockholders to consummate the Exchange; both of these approvals have already been given.

The Exchange Agreement can be terminated prior to its closing by the mutual consent of the parties or in the event of a material breach by one party.  The Exchange Agreement also contains certain additional provisions which are customary in similar agreements. The foregoing summary is not meant to be an exhaustive description of the terms and conditions of the Exchange Agreement. Each of our stockholders is encouraged to read the agreement which is attached as Exhibit A to this Information Statement.

Our Board of Directors believes the Exchange is desirable for several reasons. First, Cipher is engaged in the mass distribution and marketing of digital content by publishers and distributors and provides the necessary security to mass market digital content.  Secondly, the Company has not had revenue-generating operations in approximately 12 months.

Subsequent to the Exchange, the former Cipher shareholders will hold 14,052,800 shares of our Common Stock.  This will represent 85.4% of the issued and outstanding Common Stock of Momentum as of the effective date of the Exchange.  Subsequent to the Exchange, we intend to retain the shares of Common Stock of Cipher we receive in the Exchange as an asset of our company and we do not have any present intention to distribute those shares to our stockholders in the form of a dividend or otherwise. As a result of the change of control, we will not control the Company’s management nor be involved in its ongoing day-to-day operations.

ACTION 2

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

On September 30, 2003, our Board of Directors, believing it to be in the best interests of the Company and its stockholders, approve, and recommended that the stockholders of the Company approve the Charter Amendment.  The Charter Amendment is reflected in the Form of Certificate of Amendment to Certificate of Incorporation (the "Form of Charter Amendment") which is attached hereto as Exhibit C, and incorporated herein by reference. The authorization of additional shares of Common Stock and Preferred Stock will allow the Company to proceed with the Exchange and potential equity financings which are under negotiation as of the date hereof.  At this stage of negotiation, the Company does not know (i) whether such equity financings may require the issuance of Common Stock, Preferred Stock or both or (ii) the aggregate number of shares such equity financings may require.  In addition, the authorization of additional shares of Common Stock and Preferred Stock, and the authorization of the Board of Directors to create and issue various series of Preferred Stock without additional stockholder approval, will provide the Company the flexibility to seek additional capital through equity financings in a competitive environment from time to time in the future and to use equity, rather than cash, to complete acquisitions, from time to time in the future.  As of the date hereof, the Company has no commitments, arrangements or understandings with respect to the issuance of the additional Common Stock or Preferred Stock it is seeking to authorize.  The Company has no understandings or agreements at this time with regard to any acquisitions.

(A)

Increase in Authorized Common Stock of the Company.  The Company's Certificate of Incorporation currently authorizes the Company to issue up to 50,000,000 shares of Common Stock.  As of September 30, 2003, Company records indicate that the Company had issued and outstanding 2,400,011 shares of Common Stock, (i) 3,800,000 shares were reserved for issuance for the Company’s outstanding Stock option plan, and (ii) 14,052,800 shares were reserved for issuance to Cipher to consummate the Exchange.  As a result, the number of authorized, non-designated shares of Common Stock available for issuance by the Company in the future has been reduced, and the Company's flexibility with respect to possible future stock splits, equity financings, stock-for-stock acquisitions, stock dividends or other transactions that involve the issuance of Common Stock has been severely diminished.  The proposed increase of authorized shares will improve the Company's flexibility to take such actions.

(B)

Authorization of "Blank Check" Preferred Stock.  The term "blank check" preferred stock refers to stock for which the designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions thereof are determined by the Board of Directors of a company. Upon the effectiveness of the Charter Amendment, the Board of Directors of the Company will be entitled to authorize the designation and issuance of up to 5,000,000 shares of Preferred Stock in one or more series with such limitations and restrictions as may be determined in the sole discretion of the Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.  When required by law and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of the Company shall have the express authority to execute, acknowledge and file a certificate of designations setting forth, any and all powers, designations, preferences, rights, qualifications, limitations or restrictions on the preferred stock.  The Board of Directors believes that having such blank check preferred stock available for, among other things, proposed financing transactions, as well as possible issuances in connection with such activities as public or private offerings of shares for cash, dividends payable in stock of the Company, acquisitions of other companies or businesses, and otherwise, is in the best interest of the Company and its stockholders.

Rights and Preferences With Respect to Common Stock.  If the Company issues Preferred Stock, such Preferred Stock will include certain designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, including voting rights, qualifications, limitations or restrictions, any of which may dilute the voting power and economic interest of the holders of the Common Stock.  For example, in a liquidation, the holders of the Preferred Stock may be entitled to receive a certain amount per share of Preferred Stock before the holders of the Common Stock receive any distribution.  In addition, the holders of Preferred Stock may be entitled to a certain number of votes per share of Preferred Stock and such votes may dilute the voting rights of the holders of Common Stock when the Company seeks to take corporate action.  Furthermore, Preferred Stock could be issued with certain preferences over the holders of Common Stock with respect to dividends or the power to approve the declaration of a dividend.  The aforementioned are only examples of how shares of Preferred Stock, if issued, could dilute the interests of the holders of Common Stock.

Approval by Stockholders   As of September 30, 2003, the Company had 2,400,011 shares of its Common Stock issued and outstanding.  As of this same date, stockholders representing 1,900,000 shares of Common Stock, or approximately 79.2% of the issued and outstanding shares of Common Stock, approved the proposals to amend the Company's Certificate of Incorporation to: (i) increase the number of authorized shares of Common Stock of the Company to 95,000,000 shares from 50,000,000 shares; and (ii) authorize a class of blank check Preferred Stock, par value $.001, of the Company, consisting of 5,000,000 authorized shares, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by the Company's Board of Directors from time to time  The full text of the Charter Amendment is reflected in the Form of Charter Amendment which is attached as Exhibit C to this information statement. Pursuant to the provisions of Delaware law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding voting shares are permitted to approve the Charter Amendment by written consent in lieu of a meeting, provided that prompt notice of such action is given to the other stockholders.  Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), an information statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of the action; that is, approximately October __, 2003.  This notice, which is being sent to all holders of record on September 30, 2003, is intended to serve as such notice under Delaware law and as the information statement required by the Exchange Act.

Possible Anti-Takeover Effect.  In addition to financing purposes, the Company could also issue shares of Common Stock or Preferred Stock that may, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or other means.  When, in the judgment of the Board of Directors, this action will be in the best interest of the stockholders and the Company, such shares could be used to create voting or other impediments or to discourage persons seeking to gain control of the Company.  Such shares also could be privately placed with purchasers favorable to the Board of Directors in opposing such action.  In addition, the Board of Directors could authorize holders of a series of Common or Preferred Stock to vote either separately as a class or with the holders of the Company's Common Stock, on any merger, sale or exchange of assets by the Company or any other extraordinary corporate transaction.  The existence of the additional authorized shares could have the effect of discouraging unsolicited takeover attempts.  The issuance of new shares also could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company should the Board of Directors consider the action of such entity or person not to be in the best interest of the stockholders of the Company.  The issuance of new shares also could be used to entrench current management or deter an attempt to replace the Board of Directors by diluting the number or rights of shares held by individuals seeking to control the Company by obtaining a certain number of seats on the Board of Directors.

The Company anticipates that the Charter Amendment will be effective 20 days after the mailing of this Information Statement; that is, it will be effective on approximately October __, 2003 or shortly thereafter.

THE CHARTER AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

DESCRIPTION OF SECURITIES

DESCRIPTION OF COMMON STOCK

Number of Authorized and Outstanding Shares.  After adoption of the Charter Amendment, the Company's Certificate of Incorporation will authorize the issuance of 95,000,000 shares of Common Stock, $.001 par value per share, of which 2,400,011 shares were outstanding on September 30, 2003.  All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights.  Holders of shares of Common Stock are entitled to one vote for each share on all matters to be voted on by the stockholders.  Holders of Common Stock have no cumulative voting rights.  Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all stockholders.

Other.  Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock.  There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.  The Company's transfer agent for its Common Stock is Corporate Stock Transfer Inc., 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado (303) 282-4800.

DESCRIPTION OF PREFERRED STOCK

Number of Authorized Shares.  After adoption of the Charter Amendment, the Company's Certificate of Incorporation will authorize the issuance of up to 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock") in one or more series with such limitations and restrictions as may be determined in the sole discretion of the

Company's Board of Directors, with no further authorization by stockholders required for the creation and issuance thereof.  Shares of Preferred Stock will be registered on the books of the Company.  The Company currently anticipates that the Preferred Stock will not be registered with the SEC pursuant to the Exchange Act.  No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws.

OUR BUSINESS

Momentum Holdings Corporation, a Delaware corporation initially formed under the name Momentum Holding Corp. on January 13, 2000 ("Momentum"), is successor to Buffalo Capital VIII, Ltd., a Colorado corporation formed on September 19, 1997 ("Buffalo"). On March 22, 2000, Buffalo acquired all of the issued and outstanding capital stock of Momentum Productions, Inc., a New York corporation formed on February 23, 1999 ("MPI"), which was engaged in the business of developing and producing live theatrical properties.

On June 21, 2000 the shareholders of Buffalo approved the merger of Buffalo with and into Momentum, which was at the time a newly formed subsidiary of MPI. The merger was effected on July 14, 2000. As a result, the corporate domicile and name of Buffalo were changed to Delaware and Momentum Holdings Corporation, respectively.

Since its acquisition, MPI and its live theatrical business have sustained increasing losses, which led to Momentum disposing of 100% of its interest in MPI on December 31, 2001. Momentum, including MPI through its disposition on December 31, 2001, is hereinafter referred to as "the Company."

Contact Information

Our principal executive offices are located at 477 Madison Avenue, 12th Floor, New York, New York 10022. Our telephone number is (212) 308-8700.

OUTSTANDING VOTING STOCK OF MOMENTUM

As of September 30, 2003, there were 2,400,011 shares of our common stock outstanding, which constitutes the sole class of our voting securities. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. The following table sets forth common stock ownership information as of the Record Date with respect to:

*each person known to us to be the beneficial owner of more

  than 5% of our common stock;

*each of our directors; and

*all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from Record Date, upon exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our voting securities beneficially owned by them.

Name of Beneficial Owner	Shares Beneficially Owned	Percent Owned

Cipher Multimedia, Inc.

       1,900,000

79.2%

3801 N. Washington Street

Oak Brook Illinois 60523

Patrick Rooney

0

0%*

President, Director

Corey Conn

Secretary, Director

0

0%*

All officers and directors

as a group two persons)

0

0%*

*Mr. Rooney owns 20,430,000 shares of common stock, or 59.4%, Cipher Multimedia, Inc.

Mr. Conn owns 2,000,000 shares of common stock, or 5.7% of Cipher Multimedia, Inc.

RISK FACTORS

It Is Difficult to Evaluate Cipher’s Business and Prospects Because it Does Not Have Any Operating History

Although Cipher was formed in August 2002, it has yet to generate any revenue from operations and is still in the development stage.  Cipher’s short existence, coupled with its inability to transition out of the development stage, and its lack of working capital, makes it difficult to evaluate Cipher’s current business and prospects or to accurately predict its future revenue or results of operations. Cipher’s revenue and income potential continue to be unproven, and its business model is evolving. Because of the rapidly changing nature of computer software and encryption technology, Cipher may need to modify its business model to adapt to these changes.  Accordingly, Cipher is subject to all of the risks, uncertainties, expenses and difficulties frequently encountered by companies seeking to break into a difficult-to-penetrate and rapidly changing industry segment.

Cipher May Never Earn a Profit

As a company that has yet to commence operations with an unproven business model, Cipher may continue to be unprofitable.  For the eight months ended August 31, 2003, Cipher had total assets of $532,187, a shareholders' equity of ($112,400) and generated net losses of $2,997. Cipher continues to experience losses and  is economically and financially dependent upon the implementation of its business plan and the commencement of revenues from operations.

Cipher expects that its losses and negative cash flow to continue for the foreseeable future.  Cipher anticipates that its losses will increase significantly from current levels because it plans to significantly increase its expenditures for sales and marketing of its encrypted software products.  With increased expenses, Cipher will need to generate significant revenue to achieve profitability. Consequently, it is possible that Cipher may never achieve profitability, and even if it does achieve profitability, it may not sustain or increase profitability on a quarterly or annual basis in the future. The inability to become profitable may result in Cipher being required to file for protection under the federal bankruptcy laws.

Cipher is Undercapitalized, its  Business Model is Unproven and it May Be Unable to Continue its Business

If Cipher is to survive, it will need to start generating revenue from operations within four months from the date of this Information Statement.  The continued conduct of operations beyond four months will require Cipher to raise additional capital. Since any such additional financing will probably be private and involve restricted (i.e., unregistered) securities, there can be little assurance that Cipher will be successful is raising any additional capital.  In addition, if Cipher raises additional funds through the issuance of equity securities, its stockholders may experience dilution of their ownership interest, and the newly-issued securities may have rights superior to those of the shares held by present stockholders.  If Cipher raises additional funds by issuing debt, it may be subject to limitations on its operations, including limitations on the payment of dividends.

Cipher expects that its losses and negative cash flow to continue for the foreseeable future.  Cipher anticipates that its losses will increase significantly from current levels because it plans to significantly increase its expenditures for sales and marketing of its encrypted software products.  With increased expenses, Cipher will need to generate significant revenue to achieve profitability. Consequently, it is possible that Cipher may never achieve profitability, and even if it does achieve profitability, it may not sustain or increase profitability on a quarterly or annual basis in the future. The inability to become profitable may result in Cipher being required to file for protection under the federal bankruptcy laws.

Cipher is Dependent Upon Additional Capital

Unless Cipher receives an infusion of additional capital within four months from the date of this Information Statement it will be unable to sustain itself in business and may be required to file for protection under the Federal bankruptcy laws.  There can be no assurance that any additional funds will be available on terms favorable to Cipher or on any terms.

Cipher’s Business Model is Incomplete

Because of Cipher’s lack of revenues from operations, it has insufficient financial data on which to forecast the volume and timing of orders, revenues,  anticipated revenue trends or even its operating expenses.  This failure is compounded by the fact that a high percentage of Cipher’s current expenses are fixed in the short term.

Cipher is Dependent Upon Its Executive Officers and Directors

Cipher’s success is dependent on the efforts and abilities of its officers and directors. Cipher currently does not have employment agreements with certain of its executive officers.  Therefore, there can be no assurances that the Company will be able to retain its current officers and directors.  The loss of the services of any of these individuals could materially and adversely affect the development of Cipher’s business plan.

Cipher’s ability to attract and retain qualified technical,  marketing and management personnel is critical to its operations.  While management believes it will be able to attract and retain sufficient professional employees to meet its needs, there can be no assurance that management is correct.  If Cipher is unable to employ the qualified employees needed, Cipher may fail and may be required to file for protection under the Federal bankruptcy laws.

Cipher’s Business is Subject to Credit Card Fraud

A failure to adequately control fraudulent credit card transactions would harm Cipher’s sales and future results of operations because it do not carry insurance against this risk. Under current credit card practices, Cipher is liable for fraudulent credit card transactions because it does not obtain a cardholder’s signature. Although Cipher currently has experienced no losses from credit card fraud, it faces the risk of significant losses from this fraud as its sales develop and increase. If Cipher fails to adequately control fraudulent credit card transactions, any collections it is able to generate would be offset by the amount of such fraud. Rampant credit card fraud could jeopardize Cipher’s ability to remain in business.

If Cipher Does Not Sell its Encrypted Software Products it Will Fail

Cipher’s financial performance will be entirely dependent upon market acceptance of its encrypted software products and services, particularly its Digital Rights Management software, which will require substantial marketing efforts and the expenditure of significant funds. There can be no assurance that Cipher’s marketing program, when finally developed and employed, will ever be successful.

In order to initiate sales, Cipher intends to offer encrypted software products and services that appeals to a large number of retailers, publishers, and retail and online consumers.  Cipher also intends to create online communities that are conducive to electronic commerce, build or license a sufficiently robust and scalable electronic commerce platform and develop an order fulfillment capability. If we are not successful in meeting these challenges, our growth will be limited and our business will be severely and adversely affected.

Cipher’s Business is Subject to Security Breaches

A significant barrier to online commerce and communications is the secure transmission of confidential information over public networks, and any failure to prevent security breaches could harm our business. We will rely on encryption and authentication technology licensed from third parties to provide the security and authentication technology to effect secure transmission of confidential information, including customer credit card numbers. Advances in computer capabilities, new discoveries in the field of cryptography, or other developments may result in a compromise or breach of the technology used by us to protect customer transaction data. Any compromise of our security could harm our reputation and expose us to a risk of loss or litigation and possible liability and, therefore, harm our business. In addition, a party who is able to circumvent our security measures could misappropriate proprietary information or cause interruptions in our operations. We may need to expend significant resources to protect against security breaches or to address problems caused by breaches. Security breaches could damage our reputation.

Neither Momentum nor Cipher Have Ever Paid Dividends on Common Stock

Neither Momentum nor Cipher has paid dividends on its respective Common Stock since inception and do not intend to pay any dividends for the foreseeable future.  No assurance can be given that Cipher will pay dividends at any time.  Both Momentum and Cipher presently intends to retain future earnings, if any, for financing its growth and expansion.

Cipher’s Limited Intellectual Property Protection May Subject it to the Risk of Litigation

Cipher regards its products as proprietary.  However, and in Cipher’s highly competitive industry segment, technology developers such as Cipher may increasingly become subject to infringement claims. There can be no assurance that the application of existing law will provide sufficient protection from misappropriation or infringement of Cipher’s intellectual property rights. It is also possible that third parties will obtain and use Cipher’s content or technology without authorization.  Any claims or litigation, with or without merit, could be costly and could result in a diversion of management’s attention, which settlement of such claims or adverse determinations in such litigation could have a material adverse effect on Cipher’s operating results and financial condition.

Cipher is Dependent Upon Proprietary Technology

Cipher’s business is dependent upon its software technology.  Cipher is aware of various patents that have been issued to others that pertain to a portion of Cipher's proposed business. Accordingly, there can be no assurance that existing or pending patents do not contain preclusive or conflicting claims with respect to DRM technology or future products of Cipher.  In addition, Cipher’s commercialization of DRM technology may require licensing and/or cross-licensing of one or more patents with other companies in the industry. There can be no assurance that the licenses that might be required for Cipher's processes or products would be available on commercially acceptable terms, if at all.

Competitors may have applications for additional patents pending and may obtain additional patents and proprietary rights related to products or processes competitive with or similar to those of Cipher.  Patent applications are maintained in secrecy for a period after filing and, in the United States, patent applications are ordinarily confidential until the patent is issued and can be maintained confidential until issued under certain circumstances. Publication of discoveries in the scientific or patent literature tends to lag behind actual discoveries and the filing of related patent applications. Cipher may not be aware of all of the patents potentially adverse to Cipher's interests that may have been issued to other companies, research or academic institutions, or others. No assurance can be given that such patents do not exist, have not been filed, or could not be filed or issued, which contain claims relating to Cipher's technology, products or processes.

Cipher is Subject to the Uncertainty of Intellectual Property Rights

Cipher’s breach of an existing license or failure to obtain a license to technology required to commercialize its product candidates may have a material adverse effect on Cipher's business, financial condition and results of operations. Litigation, which could result in substantial costs to Cipher, may also be necessary to enforce any patents issued to Cipher or to determine the scope and validity of third party proprietary rights. If competitors of Cipher prepare and file patent applications in the United States that claim technology also claimed by Cipher, Cipher may have to participate in interference proceedings declared by the United States Patent and Trademark Office to determine priority of invention, which could result in substantial cost to Cipher, even if the eventual outcome is favorable to Cipher. An adverse outcome could subject Cipher to significant liabilities to third parties and require Cipher to cease using such technology.

There can be no assurance that current and potential competitors and other third parties have not filed or in the future will not file applications for, or have not received or in the future will not receive, patents or obtain additional proprietary rights relating to products or processes used or proposed to be used by Cipher. Many non-United States jurisdictions allow oppositions by third parties to granted patents and/or issued patents. Cipher may have to participate in opposition proceedings in non-United States jurisdictions to prevent a third party from obtaining a patent that may be adverse to Cipher's interests. Also, Cipher may have to defend against a third party's opposition to a patent granted and/or issued to Cipher. There can be no assurance that Cipher will be successful in an opposition proceeding, and participation in such a proceeding could result in substantial cost to Cipher whether or not the eventual outcome is favorable to Cipher. Moreover, there is certain subject matter which is patentable in the United States and not generally patentable outside of the United States and this may limit the protection Cipher can obtain on some of its inventions outside of the United States. For example, the scope of protection for software-based inventions varies from country to country.  These and/or other issues may prevent Cipher from obtaining meaningful patent protection outside of the United States, which could have a material adverse effect on Cipher's business, financial condition and results of operations.

Conducting an Internet Based Business May Subject Cipher to Litigation Risks

Cipher may be sued for information disseminated on the Internet, including claims for defamation, negligence, copyright or trademark infringement, personal injury or other legal theories relating to the information Cipher publishes through its services. These types of claims have been brought, sometimes successfully, against online services as well as other print publications in the past.  Cipher could also be subjected to claims based upon the content that is accessible from its system through links to other web sites or through content and materials that may be posted by users in chat rooms.  While no such policy presently exists, Cipher intends to maintain Errors and Omission insurance for its programming, and general liability insurance for its other activities, but it is impossible to determine definitively if Cipher will have adequate protection against these types of claims.  Cipher intends to investigate, but as of the date of this Information Statement has not implemented, the availability of specialty “cyber” insurance, which is a newly created type of policy which may offer risk protection for certain aspects of Cipher’s activities.

To the extent that Cipher engages in or facilitates e-commerce activities, Cipher may also incur potential liability for services sold over the Internet.  Consumers may sue Cipher, for instance, if any of the information it provides is inaccurate and as a result, causes financial harm to a user.  Such claims could require Cipher to spend significant time and money in litigation or to pay significant damages.  As a result, any such claims, whether or not successful, could seriously damage Cipher’s reputation and its business.

Conducting an Internet Based Business May Subject Cipher to Security Risks

Internet security concerns could hinder Cipher’s development of revenue from e-commerce activities.  The need to securely transmit confidential information over the Internet has been a significant barrier to electronic commerce and communications over the Internet.  Any well-publicized compromise of security could deter people from using the Internet or using it to conduct transactions that involve transmitting confidential information.  Cipher may incur significant costs to protect against the threat of security breaches or to alleviate problems caused by such breaches.

In addition, third parties may misappropriate personal information about Cipher’s potential users.  If third parties were able to penetrate Cipher’s network security or otherwise misappropriate Cipher’s users’ personal information or credit card information, Cipher could be subject to liability.  Cipher’s liability could include claims for unauthorized purchases with credit card information, impersonation or other similar fraud claims.  Liability could also include claims for other misuses of personal information, such as for unauthorized marketing purposes.  These claims could result in litigation.  In addition, the Federal Trade Commission and state agencies have been investigating certain Internet companies regarding their use of personal information. Cipher would incur additional expenses if new regulations regarding the use of personal information are introduced or if Cipher’s privacy practices are investigated.

Cipher’s Business is Both Highly Competitive and Subject to Rapid Technological Change

Cipher competes against a number of companies, many of which have longer operating histories, established markets and far greater financial, advertising, research and development, manufacturing, marketing, personnel and other resources than Cipher currently has or may reasonably be expected to have in the foreseeable future.  This competition may have an adverse effect on the ability of Cipher to expand its operations or to operate profitably.  The software industry in general, and the encrypted software segment in particular, is highly competitive and characterized by rapid technological change.  Cipher’s future performance will depend in large part upon its ability to become and remain competitive and to develop, manufacture and market acceptable products in these markets.  Competitive pressures may necessitate price reductions, which can adversely affect any revenues and profits.  If Cipher is not competitive in its ongoing research and development efforts, its products and services may become obsolete, or be priced above competitive levels.  Although management believes that, based upon their performance and price, Cipher's products and services are attractive to customers, there can be no assurance that competitors will not introduce comparable or technologically superior products, which are priced more favorably than Cipher's products and services.

Cipher will be Subject to Possible Resales Under Rule 144

All 14,052,800 post-exchange shares of Ciphers common stock issued and outstanding on October 1, 2003, are restricted securities as defined in Rule 144 under the Securities Act of 1933 (the “Act”) and under certain circumstances may be resold without registration pursuant to Rule 144.  Approximately 6,200,011 shares of the restricted securities will be held by non-Affiliates.

In general, under Rule 144, a person (or persons whose shares are aggregated) who has satisfied a one-year holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale.  Rule 144 also permits, under certain circumstances, the sale of securities, without any limitation, by a person who is not an Affiliate, as such term is defined in Rule 144(a)(1), of Cipher and who has satisfied a two-year holding period. Any substantial sale of Cipher’s common stock pursuant to Rule 144 may have an adverse effect on the market price of Cipher’s shares.  Currently, Cipher has not satisfied certain public information requirements necessary for shares to be sold under Rule 144.

The Penny Stock Rules May Have an Adverse Effect Upon Liquidity of the Company’s Shares

Upon consummation of the Exchange, if the newly issued shares of the Company’s common stock are listed on The Nasdaq Stock Market or certain other national securities exchanges and the price thereof is below $5.00, then subsequent purchases of such securities will be subject to the requirements of the penny stock rules absent the availability of another exemption.  The SEC has adopted rules that regulate broker-dealer practices in connection with transactions in "penny stocks."  Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on The Nasdaq Stock Market).  The penny stock rules require a broker-dealer to deliver a standardized risk disclosure document required by the SEC, to provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, monthly account statements showing the market value of each penny stock held in the customer's account, to make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules.

The Liability of Cipher’s Directors' May be Limited under Illinois Law

Pursuant to Article XII of Cipher's By-Laws and under Illinois law, directors of Cipher are not liable to Cipher or its stockholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of the duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Illinois law or any transaction in which a director has derived an improper personal benefit.

Cipher Does Not Carry Any Key Man Insurance

Cipher presently has no key man life insurance policies. As soon as practicable following the commencement of profitable operations (of which there can be no assurance), Cipher intends to purchase key man life insurance on the lives of its two principal executive officers, Patrick Rooney and Corey Conn. Upon purchase of such insurance, Cipher intends to pay the premiums and be the sole beneficiary. The lack of such insurance may have a material adverse effect upon Cipher's business.

Lack of Profitability

The Company currently operates at a loss. No assurance can be given that the Company will achieve sufficient revenues for profitability. We believe that we will continue to incur operating and net losses for at least the foreseeable future. The rate at which we will incur losses is expected to increase from current levels for a period when we intend to increase our costs and expenses.  Even if the Company attains profitability, there is no assurance that it can sustain or increase profitability on a quarterly or annual basis in the future.  If revenues grow slower than anticipated, or if operating expenses exceed expectations or cannot be adjusted accordingly, the Company’s business, results of operations and financial condition will be materially and adversely affected.

Additional Capital Requirements

The Company’s need for capital during the twelve months or more subsequent to the offering will vary based upon a number of factors, including the rate at which demand for its service expands, the level of sales and marketing activities for its service, and the level of effort needed to develop and commercialize additional applications.  In addition, the Company’s business plans may change or unforeseen events may occur which require the Company to raise additional funds.

Additional funds may not be available on terms acceptable to the Company when it needs such funds.  The unavailability of additional funds when needed could have a material adverse effect on the Company.  If adequate funds are not available to satisfy short-term or long-term requirements, management will be required to consider a variety of other options including seeking joint venture partners, selling or licensing all or a portion of the Company’s proprietary technology, curtailing the development and growth of the services the Company offers, as well as other cost cutting actions, including suspending all or a portion of the Company’s activities.

Dependence on Executive Officers and Directors

The Company’s success is dependent on the efforts and abilities of its officers and directors.  The Company currently does not have employment agreements with its executive officers.  The loss of the services of any of these individuals could materially and adversely affect the development of the Company’s business plan.

The Company’s ability to attract and retain qualified marketing and management personnel is critical to its operations. While management believes it will be able to attract and retain sufficient professional employees to meet its needs, there can be no assurance that management is correct.  If the Company is unable to employ the qualified employees needed, then its business would be materially and adversely affected.

Competition

The Company expects to compete with other companies engaged in the Internet and technology industries.  Competitors in this industry could have more personnel and greater financial and other resources than the Company.  The Company may also compete directly with firms that have much longer operating histories, greater size, more substantial marketing organizations and established distribution channels that are better situated in the market.  The Company does not yet have an established customer base and will likely encounter a high degree of competition in developing one.  One or more competitors could use their resources to improve their current services or to develop new services that may compete more effectively.  New competitors may arise and may develop services, which compete with the Company.  In addition, new technologies may arise which could lower or eliminate the demand for the Company’s services.  Recognizing these factors, the Company intends to attempt to form marketing and distribution alliances with established marketing and distribution firms for its services.  No assurance can be given that such relationships can be established or maintained.

Control by Board of Directors and Management

The subscribers hereto will not have substantial participation in the Company’s management or the investment of the proceeds of this Offering.  Rather, they must rely on the Company’s management and the expertise provided by the Company’s Board of Directors.  Thus, no person should purchase any of the Units offered hereby unless he or she is willing to entrust all aspects of the Company’s business to its management.

Dependence on Emerging Markets

All of Cipher’s revenue will be directly connected to the exploitation of Cipher’s business plan.  Cipher’s success will depend, in large part, upon the development and expansion of this business plan, the growth and development of which cannot be predicted with any certainty and which is subject to, among other things, ongoing technological developments and regulatory and access issues.  The Company cannot predict the size of the market or the rate at which the market will grow.

Dependence Upon Third Party Relationships

Cipher will be dependent on various third parties for software, manufacturing equipment and related services.  As a result, Cipher’s ability to deliver various services to its potential users may be adversely affected by the failure of these third parties to provide reliable software, equipment and related services to Cipher.  In addition, there can be no assurance that Cipher will be successful in establishing and maintaining such relationships with those entities on terms favorable to Cipher.

Risks Associated with Technological Change

The market in which Cipher will compete is characterized by rapidly changing technology; evolving industry standards, frequent new product and service announcements, introductions and enhancements, and changing customer demands.  These market characteristics are heightened by the emerging nature of the Internet and e-commerce.  Accordingly, Cipher’s future success will depend on its ability to adapt to rapidly changing technologies, its ability to adapt its services to meet evolving industry standards and its ability to continually improve the performance, features and reliability of Cipher’s Web site in response to both changing customer demands and competitive product and service offerings.  Cipher’s failure to successfully adapt to such changes in a timely manner could have a material adverse effect on Cipher’s business, results of operations and financial condition.

Government Regulation

Laws and regulations directly applicable to communications or commerce over the Internet are becoming more prevalent. The law of the Internet remains largely unsettled, even in areas where there has been some legislative action. It may take years to determine whether and how existing laws such as those governing privacy; libel and taxation apply to our services. The rapid growth and development of the market for online commerce may prompt calls for more stringent consumer protection laws that may impose additional burdens on companies conducting business online. The adoption or modification of laws or regulations relating to the Internet business could result in a decrease in demand for our services.

Growth of Internet Usage

Our future eCommerce revenues and profits, if any, substantially depend upon the widespread acceptance and use of the Internet as an effective medium of business and communication by our targeted customers. Rapid growth in the use of and interest in the Internet has occurred only recently. As a result, acceptance and use may not continue to develop at historical rates, and a sufficiently broad base of consumers may not adopt, and continue to use, the Internet and other online services as a medium of commerce. In addition, the Internet may not be accepted as a viable long-term commercial marketplace for a number of reasons, including potentially inadequate development of the necessary network infrastructure or delayed development of enabling technologies and performance improvements. Our success will depend, in large part, upon third parties maintaining the Internet infrastructure to provide a reliable network backbone with the speed, data capacity, security and hardware necessary for reliable Internet access and services.

Cipher’s Founder Faces SEC Enforcement

In September 2000, the Securities and Exchange Commission (the “SEC”) commenced an action against the Company’s President and Director Patrick Rooney, his brother, John Rooney and others alleging that they had engaged in insider trading in a publicly traded security.  John Rooney and Patrick Rooney have both advised the Company that they deny the SEC’s substantive allegations.

The Company has been made aware that in addition to objective criteria, stock exchanges and markets impose certain subjective listing criteria on securities sought to be listed thereon. Assuming the Company sought to list its securities on such an exchange or market place and met the relevant objective criteria, such a listing application may be denied as a result of a finding of securities law violation of a principal stockholder of the Registrant such as Patrick Rooney.  For further information concerning this matter, see SEC Litigation Release No. 16733 (September 27, 2000) available at www.sec.gov/litigation/litreleases/lrl6733.htm or contact the SEC’s Public Reference Unit, 450 Fifth Street, N.W, Washington, D.C. 20549.

DESCRIPTION OF THE BUSINESS OF CIPHER

Cipher’s principal place of business is located at 3801 N. Washington Street, Oak Brook, Illinois, 60523. Telephone (630) 371-5583, Facsimile (630) 371-5584.  Legal counsel is provided by Vanasco, Genelly & Miller of Chicago, Illinois. Cipher’s accountants and auditors are Ryan & Juraska of Chicago, Illinois.

Overview

Cipher Multimedia, Inc., an Illinois Corporation (“Cipher”) was formed in August 2002.  Cipher Multimedia, Inc. is a digital distribution solution and marketing company which secures and allows access to digital content through proprietary encoding, encryption and authorization technology. Cipher’s technology and services allow publishers and distributors to distribute digital content in a secure format to mass markets. Secured video and software content is distributed through new and existing commercial product offerings and distribution channels.

Cipher’s Digital Rights Management (“DRM”) technology protects or controls access to digital content. Cipher’s technology allows publishers and distributors to distribute full-feature video and/or software in a secure format. Secured digital content is delivered in the form of CD/DVDs, diskettes and Internet download format. The consumer has the ability to view a sample of the video or demonstration of the software before purchasing of the product by unlocking the full product for immediate use on their personal computer. The purchase and delivery transactions are immediate and are facilitated though Cipher’s transaction processing service. Cipher’s technology protects publisher’s content from copyright infringement by restricting access only to authorized purchasers.

Digital Distribution Solution

Cipher helps enable publishers and distributors to mass distribute content in a locked format by creating campaigns that enable publishers, advertisers and distributors to introduce content, promote products, sell and immediately deliver digital content to end users. Locked digital content is delivered in the form of CD, DVD and by Internet download. Additionally, locked content can be included on the unused portion of traditional DVD’s.   This system facilitates all aspects of the transaction; from authorizing to unlocking content, transaction processing to fulfillment, and from auditing to distribution of revenue to partners.

Target Markets

Cipher’s intends to market its goods and services to publishers and distributors that mass market and deliver secured full-feature video content through existing channels. Cipher’s target partners include major and independent film studios, monthly magazine and catalog companies, online and retailers, original computer equipment manufacturers, internet service providers and digital content direct marketing companies. Cipher intends to target advertisers and sponsors to promote their products on the content that is delivered. In 2001 Aberdeen Group reported the digital content distribution market will grow from $1.33 billion in 2000 to $5.95 billion in 2005. Currently, Cipher’s distribution solution is focused on the U.S market.

The Company uses its technology and distribution solution to assist content providers in the distribution of copyrighted content. The content is mass distributed with minimal sales and marketing costs as well as reduced inventory carrying costs. Though difficult to ascertain, the Company believes that it has the only fully integrated digital delivery solution and infrastructure that enables all digital content to be encoded, protected, and delivered in a secure format. Cipher enables content publishers and distributors to participate in the selling of digital product at minimal cost.

Through specific campaigns content providers are able to deliver multiple titles, thus allowing multiple purchase opportunities from one media piece or location.

Technology Overview

Cipher’s software technology enables content to be encoded and encrypted in a secure environment. Cipher locks publisher’s digital content with its technology enabling secure distribution of the content. Currently, Cipher is the only company that secures digital content by creating a unique identification code derived from the components of the client’s personal computer. Using Cipher technology we are able to lock any digital content to the customer’s personal computer. Cipher also adds another layer of security with video content by securing the video to its own proprietary player.

Secured digital content is delivered in the form of CD/DVDs, PC disk drives and Internet download. The purchase and delivery transactions are immediate and are facilitated though Cipher’s transaction processing service.

Cipher’s proprietary transaction authorization system enables copyright owners to be properly compensated on sales of their digital content. For this service, the Company takes a percentage of the sale resulting from the use of its technology. Our format of delivery provides end users with an opportunity not offered in traditional content sales transaction.

Revenue Sources

Cipher earns revenue from several different sources. Each partner and campaign is unique; therefore revenue sources are determined on a campaign by campaign basis.

The revenue sources consist of the following:

•

Revenue sharing with publishers and distributors on sale of digital content

•

Promotional fees from advertisers

•

License fees from publishers and distributors

•

Service fees based on technology provided to deliver product

Market Demand

Viant Technology Group estimated that 350,000 copies of Hollywood films are illegally downloaded each day, which generates losses estimated at $3 billion dollars per year. Cipher believes that it has strategically positioned itself as a hub for digital distribution and transaction management of digital content. The Company believes that its proprietary technology enables digital media and content providers to deliver content in a secure format to the masses and increases penetration at a fraction of the cost of traditional means of advertising and marketing promotion.

Typically when content files are shared there is no compensation to the production company and ultimately no compensation to the creator of the content. With Cipher’s technology, video may be distributed in a locked format over the Internet for the consumer to view on their PC.  If this file was to be shared over the Internet it would be under the same restrictions in which it was sent, in a locked format. If the recipient wishes to view the content, the recipient would be required to purchase that content.

Delivery Channels / Product Distribution

Cipher has the capacity to support major sales channel currently used in the video, software, audio and institutional business. Cipher delivers locked digital content in the form of CD, DVD, disk drive or via the Internet. This content is distributed through many different channels.

The distribution channels for Cipher locked CDs consist of the following:

•

Point of purchase opportunities

•

Included in shipments of distributed products

•

In the poly bag of Magazines

•

Direct mail campaigns

•

Unused portion of traditional DVDs

•

Preloaded on personal computers

•

Via Internet based downloads from partners website’s supported by Cipher

Benefits to Digital Publishers

The benefit to content publishers is the ability to mass distribute locked content through a number of distribution channels. Cipher allows the full product to be delivered as a marketing tool to the consumer with out the risk of giving it away for free. By including additional locked product, the publishers may potentially enhance the value of the purchased product while creating new up sell opportunities and a new marketing vehicle. Cipher allows publishers to sell more products through all distribution channels with better profit margins. Cipher encodes, unlocks and tracks the publisher’s content, thus offering content owners a comprehensive digital distribution solution.

Turnkey Solution

Cipher’s digital distribution solution provides a complete turnkey solution for the delivery of content and transaction management.  Cipher enables all partners to utilize the service with little or no operational interaction needed between the partners. In most cases, the publisher simply delivers an original title and receives a locked master disk. Once the master disk is approved buy the publisher and distributor the title is ready for use in various campaigns.

Competition

The business marketplace of Digital Rights Management and/or direct marketing of digital content is highly competitive both at the national and international levels. As the competition intensifies, entry barriers become increasingly challenging with customers demanding higher technological and design expertise levels.

Presently, it is believed that no other company is has achieved Cipher’s digital distribution solution. Cipher has the ability to offer a total encryption, unlocking technology and transaction system that all parties of the digital content industry can use to mass deliver product. Cipher is not only classified as a technology company and an unlocking service company but more so as a digital distribution solution company. Cipher enables content publishers, distributors and advertising and marketing companies to participate in revenue derived from the delivery of full version digital content through partner managed marketing campaigns.

Cipher considers all distribution companies direct competitors within the digital distribution marketplace, although believes that it is currently the only company which creates campaigns with publishers and distributors that mass market and deliver secured full-feature video content through existing channels.

MANAGEMENT OF CIPHER

The current directors and executive officers of Cipher are set forth below:

Name

Age

Position

Patrick Rooney

40

President, Director

Corey Conn

40

Secretary, Director

Patrick Rooney, President, Director: Mr. Rooney is the founder of the Company.  Since March, 2003, he also serves as Partner of Solaris Opportunity Fund, L.P. From June, 1998 to April 2002, Mr. Rooney served as President of Digital Age Ventures Ltd., a venture investment company and concurrently acts as the President of UBInet, Inc, an internet service provider. From 1998 to 2000, Mr. Rooney served as a member of the Boards of Directors of esgear, Inc., UBInet. Inc. and Uniloc, Inc. Mr. Rooney was a member of the Chicago Board Options Exchange from 1985 through 2000. and was founder and operator of Rooney Trading, Inc., an option and futures trading company based in Chicago.  Mr. Rooney has been actively involved in the management and business development of early stage companies since 1986.

Corey Conn, Secretary, Director:  Mr. Conn is a co-founder of the Company.  Since September, 1999. Mr. Conn serves as Managing Director of Virtual Partnerships, LLC, a business development and business strategy consulting firm.  Previously, Mr. Conn was Vice President of Business Development at iLX, an e-business and e-transformation services provider from June 1996 to September 1999. Mr. Conn served as a member of the Board of Directors of Uniloc, Inc., from April 2000 to July 2002.  Mr. Cohn also acted as interim President of Uniloc from May 2002 to July 2002.

Past Contracts, Transactions or Negotiations

We were introduced to the principals of Cipher, its President and Director, Patrick Rooney. Until that introduction, neither we nor our affiliates have had any prior contact, nor have we been a party to any transaction involving Cipher or any of its affiliates. We are not aware of any existing or potential conflicts of interest involving our company or our affiliates with respect to the Exchange.

Dissenters' Rights

Stockholders who wish to dissent from the Exchange are not entitled to the rights and remedies of dissenting stockholders as provided in Section 262 of the Delaware Corporation Law, subject to compliance with the procedures set forth in such chapter.

A stockholder may not challenge the corporate action unless the corporate action is unlawful or fraudulent.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

Momentum is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document Momentum filed at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of Momentum’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by Momentum with the Securities and Exchange Commission (SEC File Number 000-23873) and contain important information about Momentum and its finances, are incorporated into this Information Statement:

Our Annual Report on Form 10-KSB/A for the fiscal year ended December 31, 2002, filed with the SEC on April 11, 2003.

Our Quarterly Reports on Form 10-QSB filed for the three months ending March 31, 2003, and the six months ending June 30, 2003 filed on May 8, 2003 and August 8, 2003, respectively.

Our Current report on Form 8-K filed on August 22, 2003.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

The stockholders intending to present a proposal to be included in our next annual meeting of stockholders for 2003 must deliver the proposal in writing to our executive offices no later than February 1, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ PATRICK ROONEY

Patrick Rooney, President, Director

EXHIBIT A

SHARE EXCHANGE AGREEMENT BETWEEN MOMENTUM HOLDING CORPORATION
AND CIPHER MULTIMEDIA, INC.

DATED SEPTEMBER 15, 2003

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT, dated as of August 31, 2003, by and between MOMENTUM HOLDINGS CORPORATION, a Delaware corporation ("Momentum"), CIPHER MULTIMEDIA, INC., an Illinois corporation ("Cipher") and the individual holders of all 35,132,000 outstanding shares of Cipher common stock (the "Shares") whose names appear at Exhibit 1 (the “Cipher Shareholders”) (collectively, the “Parties”).

WHEREAS, Momentum is a corporation organized under the laws of the State of Delaware and has a class of securities registered with the Securities and Exchange Commission ("SEC") pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

WHEREAS, the respective board of directors of Momentum and Cipher have approved the exchange of shares of Cipher  Common Stock for shares of Momentum Common Stock pursuant to the terms of this Agreement (the “Share Exchange”), on such terms that immediately following the Share Exchange, the Cipher Shareholders shall hold approximately 85.4% of the outstanding shares of Momentum and Cipher shall be a wholly owned subsidiary of Momentum;

WHEREAS, the Share Exchange is intended to qualify as a tax free exchange under Section 368(B) of the Internal Revenue Code of 1986, as amended (the “Code”), but no opinion of counsel or Internal Revenue Service determination shall be obtained for treatment and shall not be a condition to Closing;

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

EXCHANGE OF SHARES FOR COMMON STOCK

SECTION 1.1. AGREEMENT TO EXCHANGE SHARES FOR COMMON STOCK. On the Closing Date (as hereinafter defined) and upon the terms and subject to the conditions set forth in this Agreement, the Cipher Shareholders shall sell, assign, transfer, convey and deliver the Shares (representing 35,132,000 shares or 100% of the common stock of Cipher) to Momentum, and Momentum shall accept the Shares from Cipher in exchange for 14,052,800 newly issued shares of Momentum common stock, par value $.001 per share (the “Exchange Shares”), delivered to the Cipher Shareholders on a pro rata basis.

SECTION 1.2. CLOSING. The closing of such exchange (the "Closing") shall take place at 10:00 a.m. E.S.T. on the second business day after the conditions to closing set forth in Articles VI and VII have been satisfied or waived, or at such other time and date as the parties hereto shall agree in writing (the "Closing Date"), at the principal offices of Momentum at 477 Madison Avenue, 12th Floor, New York, New York. At the Closing, the Cipher Shareholders shall deliver to Momentum the stock certificates representing the Shares, duly endorsed in blank with signature guaranteed, for transfer or accompanied by appropriate stock powers similarly executed. In full consideration and exchange for the Shares, Momentum shall exchange with the Cipher Shareholders 14,052,800 newly-issued shares of the Momentum Common Stock, par value $.001 per share (the "Exchange Shares").

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF

CIPHER

Cipher hereby represents, warrants and agrees as follows:

SECTION 2.1.   CORPORATE ORGANIZATION.

(a)

Cipher is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business and in good standing in each jurisdiction in where the nature of the business conducted or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of Cipher ( “Cipher Material Adverse Effect");

(b)

Copies of the Articles of Incorporation and By-laws of Cipher, with all amendments thereto to the date hereof, have been furnished to Momentum, and such copies are accurate and complete as of the date hereof. The minute books of Cipher are current as required by law, contain the minutes of all meetings of the Board of Directors from date of incorporation to this date, and adequately reflect all material actions taken by the Board of Directors of Cipher.

SECTION 2.2. CAPITALIZATION OF CIPHER. The authorized capital stock of Cipher consists of 100,000,000 shares of common stock, no par value per share, of which 35,132,000 shares are issued and outstanding and -0- shares of preferred stock, of which  -0- shares are issued and outstanding. All of the shares of capital stock have been duly authorized and validly issued, and are fully paid and nonassessable and no personal liability attaches to the ownership thereof. The Shares represent 100% of the outstanding shares of capital stock of Cipher , and there are no options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of Cipher in existence.

SECTION 2.3. SUBSIDIARIES AND EQUITY INVESTMENTS. Cipher has no subsidiaries or equity interest in any corporation, partnership or joint venture except for those set forth in Schedule 2.3.

SECTION 2.4. AUTHORIZATION AND VALIDITY OF AGREEMENTS. Cipher has all corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Cipher and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Cipher are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

SECTION 2.5. NO CONFLICT OR VIOLATION. The execution, delivery and performance of this Agreement by Cipher does not and will not violate or conflict with any provision of the Articles of Incorporation or By-laws of Cipher, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Cipher is a party or by which any of them is bound or to which any of its or their respective properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Cipher, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which Cipher is bound.

SECTION 2.6. CONSENTS AND APPROVALS. No consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by or the performance by Cipher of its or their obligations hereunder.

SECTION 2.7. FINANCIAL STATEMENTS. Cipher was incorporated in Illinois and commenced operations in August, 2002.  As a condition precedent to Closing, Cipher must furnish to Momentum audited financial statements for the year ending December 31, 2002 and unaudited financial statements for the six month period ended June 30, 2003 (the financial statements being hereinafter referred to as the "Financial Statements"). The Financial Statements, including the notes thereto, (i) shall be prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material aspects, the financial position, results of operations and changes in financial position of Cipher, as consolidated, as of such date and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of Cipher, (iv) reconciled with the financial statements and the financial records maintained and the accounting methods applied by Cipher for federal income tax purposes, (v) and contain all entries recommended by Cipher's Accountants.

SECTION 2.8. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since June 30, 2003 and except as set forth on Schedule 2.8:

(a)

Cipher has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of Cipher. Cipher does not know or have reason to know of any event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of Cipher;

(b)

there has not been any substantive change in any method of accounting or accounting practice of Cipher;

(c)

there has not been any declarations, setting aside or payment of dividends or distributions with respect to shares of Cipher or any redemption, purchase or other acquisition of any other Cipher's securities; and

(d)

a material increase in the compensation payable or to become payable to any director or officer of Cipher.

SECTION 2.9. TAX MATTERS. All returns, reports, or information return or other document (including any relating or supporting information) required to be filed before the Closing in respect of Cipher have been filed, and Cipher has paid, accrued or otherwise adequately reserved for the payment of all Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of Cipher have been paid or adequately provided for and Cipher knows of no proposed additional tax assessment against Cipher not adequately provided for in the Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against Cipher, there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of Cipher. In the ordinary course, Cipher makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by Cipher. Cipher has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect.

"Taxes" shall, for purposes of this Agreement, mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

SECTION 2.10. ABSENCE OF UNDISCLOSED LIABILITIES. Cipher has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of Cipher as of that date included in the Financial Statements other than liabilities incurred or accrued in the ordinary course of business since June 30, 2003. Except as shown in such balance sheets or in the notes to the Financial Statements, Cipher is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person.

SECTION 2.11. INTERESTS IN REAL PROPERTY. Cipher does not own any item of or interest in real property.

SECTION 2.12. PERSONAL PROPERTY. Cipher owns all personal property ("Personal Property") purported to be owned by it as of the date hereof, in each case free and clear of all Liens, except for those Liens described in Schedule 2.12. All of the Personal Property owned or leased by, and commonly used or necessary for or in the operations of Cipher: (i) is in such operating condition repair as may be necessary to carry on the business of Cipher as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, for all purposes of the business of Cipher.

SECTION 2.13. LICENSES, PERMITS AND GOVERNMENTAL APPROVALS. There are no  licenses, permits, franchises, authorizations and approvals issued or granted to Cipher by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits”).

SECTION 2.14. COMPLIANCE WITH LAW. The operations of Cipher have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over Cipher and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a Cipher Material Adverse Effect. Cipher has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to Cipher or any of its assets, properties or operations.

SECTION 2.15. LITIGATION. There are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Cipher's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against Cipher or any of its officers, directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of Cipher or the transactions contemplated by this Agreement, nor is any basis known to it for any such action, suit, proceeding or investigation. Schedule 2.15 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither Cipher nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any country, judicial, state or local court or governmental or regulatory authority or arbitrator, that would have a Cipher Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

SECTION 2.16. CONTRACTS. Schedule 2.16 sets forth a true and complete list of all material contracts, agreements and other instruments to which Cipher is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material, (a) contracts, agreements and commitments not made in the ordinary course of business; (b) purchase and supply contracts; (c) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (d) leases and subleases of real or personal property; (e) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (f) contracts or commitments limiting or restraining Cipher from engaging or competing in any lines of business or with any person, firm, or corporation; (h) partnership and joint venture agreements; and (i) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof. Cipher has performed all obligations required to be performed by it to date hereunder, and is not in default in respect of, any Commitment, and to Cipher's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default. To the best of Cipher's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

SECTION 2.17. EMPLOYEE PLANS. Cipher maintains no pension, savings, retirement, severance health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") nor has any obligation to contribute to such plans.

SECTION 2.18. INSURANCE. Schedule 2.18 lists the insurance and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of Cipher. Except as set forth in Schedule 2.18, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to Cipher's best knowledge) and sufficient for all applicable requirements of law and will not in any way be effected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. Cipher is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance.  Except as set forth in Schedule 2.18, there is no claim by Cipher pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

SECTION 2.19. ENVIRONMENTAL MATTERS. No licenses, permits and other authorizations are required under applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and Cipher is in compliance with all Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a Cipher Material Adverse Effect. Cipher has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person (governmental or not) under any Environmental Laws, nor has Cipher received notice of any such liability or any claim therefor.

SECTION 2.20.   LABOR MATTERS.

 (a)

Except as set forth in Schedule 2.20: (i) Cipher is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) Cipher is not a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); (iii) Cipher is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Cipher nor does Cipher know of any activities or proceedings of any labor union to organize any such employees.  Cipher has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.

 (b)

Except as set forth in Schedule 2.20: (i) Cipher is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment; (ii) there is no unfair labor practice charge or complaint pending; (iii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to Cipher's best knowledge, threatened against or affecting Cipher, and Cipher has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or written respect to employees of Cipher since June 30, 2003; (iv) there is no question concerning representation exists relating to the employees of Cipher; (v) there are no charges with respect to or relating to Cipher pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; (vi) Cipher has received no formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of Cipher and no such investigation is in progress.

SECTION 2.21. DISCLOSURE. This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of Cipher in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

SECTION 2.22. SURVIVAL. Each of the representations and warranties set forth in this Article II shall be deemed represented and made by Cipher at the Closing as if made at such time and shall survive the Closing for a period terminating on the fourth anniversary thereof.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF CIPHER SHAREHOLDERS

The Cipher Shareholders hereby represent, warrant and agree as follows:

SECTION 3.1.  TITLE TO SHARES.  Cipher Shareholders will deliver at the Closing valid and marketable title to all of the Shares, free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions.

SECTION 3.2.  AUTHORIZATION AND RELIABLITY OF AGREEMENT.  The Cipher Shareholders have the power to enter into this Agreement and to carry out the obligations hereunder.  This Agreement has been duly executed by the Cipher Shareholders, or their authorized representative, and constitutes the valid and binding obligation of the Cipher Shareholders and is enforceable against the Cipher Shareholders in accordance with its terms.

SECTION 3.3  INVESTMENT REPRESENTATION.  The Cipher Shareholders are acquiring the Exchange Shares for their own account and have no present arrangement or agreement for the sale, pledge or hypothecation of the Exchange Shares to any person or firm and the Cipher Shareholders have acknowledged that they are acquiring the Exchange Shares in good faith for the purposes of investment, that the Exchange Shares have not been registered under the Securities Act of 1933, as amended, and that it has agreed to the placement of a restrictive legend thereon.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF MOMENTUM

         Momentum represents, warrants and agrees as follows:

SECTION 4.1.    CORPORATE ORGANIZATION.

 (a)

 Momentum is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business in good standing in each jurisdiction in where the nature of the business conducted by Momentum or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a material adverse effect on the business, operations, properties, assets, condition or results of operation of Momentum (a "Momentum Material Adverse Effect").

 (b)

Copies of the Articles of Incorporation and By-laws of Momentum, with all amendments thereto to the date hereof, have been furnished to Cipher, and such copies are accurate and complete as of the date hereof. The minute books of Momentum are current as required by law, contain the minutes of all meetings of the Board of Directors, committees of the Board of Directors from the date of incorporation to this date, and adequately reflect all material actions taken by the Board of Directors and committees of the Board of Directors of Momentum.

SECTION 4.2. CAPITALIZATION OF MOMENTUM; TITLE TO THE SHARES. The authorized capital stock of Momentum consists of (a) 50,000,000 shares of common stock, par value $.001 per share, of which 2,200,011 shares are issued and outstanding and an additional 4,000,000 shares are reserved for issuance (the "Momentum Shares"). All of the outstanding shares of capital stock have been duly authorized and validly issued, and are fully paid and nonassessable and free of preemptive or similar rights and no personal liability attaches to the ownership thereof.  As of the date of Closing, the Board of Directors and a majority of the shareholders of Momentum will duly authorize an amendment of Momentum’s Articles of Incorporation so as to approve: (i) an increase in its authorized shares of Common Stock to 95,000,000 shares; (ii) the creation of a class of authorized shares of Preferred Stock in the amount of 5,000,000 shares; and (iii) change in the name of the Company to Cipher Holdings Corporation.  Said amendment to the Articles of Incorporation will be duly and properly filed as soon after the Closing as is feasibly possible.  Except as set forth on Schedule 3.2, the Momentum Shares are the sole outstanding shares of capital stock of Momentum, and there are no outstanding options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the shares of capital stock or any unissued or treasury shares of capital stock of Momentum.

SECTION 4.3. AUTHORIZATION AND VALIDITY OF AGREEMENTS. Momentum has all corporate power and authority to execute and deliver this Agreement, to execute all attendant documents and instruments necessary to consummate the transaction herein contemplated, and to exchange the Momentum Shares with the Cipher Shareholders, to perform its obligations hereunder and to consummate the transactions contemplated hereby.  All of the Exchange Shares to be issued and sold to each Cipher Shareholder pursuant to this Agreement, when issued and delivered as provided herein shall be duly authorized, validly issued and non-assessable and free of preemptive or similar rights.  The execution and delivery of this Agreement by Momentum and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of Momentum are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

SECTION 4.4. NO CONFLICT OR VIOLATION. Except as otherwise set forth on Schedule 4.4, the execution, delivery and performance of this Agreement by Momentum does not and will not violate or conflict with any provision of the Articles of Incorporation or By-Laws of Momentum, and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate nor will result in a breach of or constitute (with due notice or lapse of time or both) a default under or give to any other entity any right of termination, amendment, acceleration or cancellation of any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which Momentum is a party or by which it is bound or to which any of its respective properties or assets is subject, nor will result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of Momentum, nor will result in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits to which Momentum is bound.

SECTION 4.5. CONSENTS AND APPROVALS. Schedule 4.5 sets forth a true and complete list of each consent, waiver, authorization or approval of any governmental or  regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required in connection with the execution and delivery of this Agreement by Momentum or the performance by Momentum of its obligations hereunder.

SECTION 4.6. FINANCIAL STATEMENTS. Momentum has heretofore furnished to Cipher (a) audited financial statements as of and for the year ended on December 31, 2002, accompanied by the reports thereon of Momentum's Accountants, and the audited financial statements for the period ended June 30, 2003 (the "Financial Statements"). The Financial Statements, including the notes thereto, (i) were prepared in accordance with generally accepted accounting principles, (ii) present fairly, in all material respects, the financial position, results of operations and changes in financial position of Momentum as of such dates and for the periods then ended, (iii) are complete, correct and in accordance with the books of account and records of Momentum, (iv) are reconciled with the financial statements and the financial records maintained and the accounting methods applied by Momentum for federal income tax purposes, and (v) contain all entries recommended by Momentum's Accountants.

SECTION 4.7. ABSENCE OF CERTAIN CHANGES OR EVENTS. Since June 30, 2003, and except (i) as contemplated by this Agreement (ii) set forth in the reports filed by Momentum (the "Momentum Public Reports") with the SEC or (iii) as set forth on Schedule 4.7:

 (a)

Momentum has operated in the ordinary course of business consistent with past practice and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or conditions financial or otherwise of Momentum. Momentum does not know or has reason to know of any event, condition,  circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of Momentum;

(b)

there has not been any substantive change in any method of accounting or accounting practice of Momentum;

(c)

there have not been any declarations, setting aside or payment of dividends or distributions with respect to shares of Momentum or any redemption, purchase or other acquisition of any other Momentum's securities; and

(d)

an increase in the compensation payable or to become payable to any director or officer of Momentum other than pursuant to employment agreements or consistent with prior past practices.

SECTION 4.8. TAX MATTERS. All returns, reports, or information return or other document (including any relating or supporting information) required to be filed before the Closing in respect of Momentum have been filed, and Momentum has paid, accrued or otherwise adequately reserved for the payment of all Taxes required to be paid in respect of the periods covered by such returns and has adequately reserved for the payment of all Taxes with respect to periods ended on or before the Closing for which tax returns have not yet been filed. All Taxes of Momentum have been paid or adequately provided for and Momentum knows of no proposed additional tax assessment against Momentum not adequately provided for in the Financial Statements. No deficiency for any Taxes has been asserted or assessed by a taxing authority against Momentum, there is no outstanding audit examination, deficiency or refund litigation with respect to any Taxes of Momentum. In the ordinary course, Momentum makes adequate provision on its books for the payment of Taxes (including for the current fiscal period) owed by Momentum. Momentum has not executed an extension or waiver of any statute of limitations on the assessment or collection of tax that is currently in effect.

Taxes shall for purposes of this Agreement mean all taxes however denominated, including any interest, penalties or addition to tax that may become payable in respect thereof, imposed by any governmental body which taxes shall include, without limiting the generality of the foregoing, all income taxes, payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, receipts taxes, occupations taxes, real and personal property taxes, stamp taxes, transfer taxes, workman's compensation taxes and any other obligation of the same or a similar nature.

SECTION 4.9. ABSENCE OF UNDISCLOSED LIABILITIES. Except as set forth on Schedule 4.9, Momentum has no indebtedness or liability, absolute or contingent, known or unknown, which is not shown or provided for on the balance sheet of Momentum as of June 30, 2003, other than liabilities incurred or accrued in the ordinary course of business since June 30, 2003. Except as shown in such balance sheets or in the notes to the Financial Statements or as disclosed in a Momentum Public Report, Momentum is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit of items for collection.

SECTION 4.10. INTERESTS IN REAL PROPERTY. Momentum does not own or lease any real property.

SECTION 4.11. PERSONAL PROPERTY. Momentum owns all personal property (including properties that may be deemed to be a mix of personal property and Real Property, ("Personal Property")) purported to be owned by it as of the date hereof, in each case free and clear of all Liens, except for those Liens described in Schedule 4.11. All of the Personal Property owned or leased by, and commonly used or necessary for or in the operations of, any of, Momentum: (i) is, in the aggregate, in such operating condition repair as may be necessary to carry on the business of Momentum as it is now being conducted, subject only to ordinary wear and tear; and (ii) is sufficient, in the aggregate, for all purposes of the business of Momentum.

SECTION 4.12. LICENSES, PERMITS AND GOVERNMENTAL APPROVALS.  There are no licenses, permits, franchises, authorizations and approvals issued or granted to Momentum by any federal, state or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (the "Licenses and Permits"), or any pending applications therefor.

SECTION 4.13. COMPLIANCE WITH LAW. The operations of Momentum have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over Momentum and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to consumer protection, equal opportunity, health, environmental protection, architectural barriers to the handicapped, fire, zoning and building and occupation safety except where such non-compliance would not have a Momentum Material Adverse Effect. Momentum has not received notice of any violation of any such law, regulation, order or other legal requirement, and is not in default with respect to any order, writ, judgment, award, injunction or decree of any national, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to Momentum or any of its assets, properties or operations.

SECTION 4.14. LITIGATION. Except as disclosed in a Momentum Public Report, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best of the Momentum's knowledge, threatened before any federal, state or local court or governmental or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against Momentum or any of its officers, directors, employees, agents or affiliates involving, affecting or relating to any assets, properties or operations of Momentum or the transactions contemplated by this Agreement, nor is any basis known to Momentum for any such action, suit, proceeding or investigation. Schedule 4.14 sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither Momentum nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, that would have a Momentum Material Adverse Effect on its assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

SECTION 4.15. CONTRACTS. Schedule 4.15 sets forth a true and complete list of all material contracts, agreements and other instruments to which Momentum is a party or otherwise relating to or affecting any of its assets, properties or operations, including, without limitation, all written or oral, express or implied, material, (a) contracts, agreements and commitments not made in the ordinary course of business; (b) purchase and supply contracts; (c) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (d) leases and subleases of real or personal property; (e) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (f) contracts or commitments limiting or restraining Momentum from engaging or competing in any lines of business or with any person, firm, or corporation; (h) partnership and joint venture agreements; and (i) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Except as disclosed in a Momentum Public Report, each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof except as disclosed in a Momentum Public Report. Momentum has performed all obligations required to be performed by it to date under, and is not in default in respect of, any Commitment, and to Momentum's best knowledge no event has occurred which, with due notice or lapse of time or both, would constitute such a default except as disclosed in a Momentum Public Report. To the best of Momentum's knowledge, no other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default.

SECTION 4.16. EMPLOYEE PLANS. Momentum has complied in all material respects with the requirements of Section 4980B of the Code and Sections 601 to 608 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) relating to continuation coverage for group health plans.  Momentum has no employee welfare benefit plan (an “Employee Welfare Plan”), as defined in Section 3(1) of ERISA, and no employee pension benefit plan as defined in Section 3(2) of ERISA (an “Employee Pension Plan”).  Additionally, there are no pension, savings, retirement, severance health, insurance or other employee benefit plan (collectively referred to herein as the "Plans") which Momentum maintains, or has any obligation to contribute to.

SECTION 4.17. INSURANCE. Schedule 4.17 lists the insurance and the aggregate coverage amount and type and generally applicable deductibles of all policies of title, liability, fire, casualty, business interruption, workers' compensation, disability and other forms of insurance insuring the properties, assets and operations of the business of Momentum. Except as set forth in Schedule 4.17, all such policies and bonds are in full force and effect, underwritten by financially sound and reputable insurers (to Momentum's best knowledge) and sufficient for all applicable requirements of law and will not in any way be effected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. Momentum is not in material default under any provisions of any such policy of insurance and has not received notice of cancellation of any such insurance. Except as set forth in Schedule 4.17, there is no claim by Momentum pending under any of such policies or bonds as to which coverage has been questioned, denied or disputed by the underwriters of such policies or bonds.

SECTION 4.18. ENVIRONMENTAL MATTERS. Momentum has obtained and maintained in effect all licenses, permits and other authorizations required under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and is in compliance with all Environmental Laws and with all such licenses, permits and authorizations except where the failure to comply would not have a Momentum Material Adverse Effect. Momentum has not performed or suffered any act which could give rise to, or has otherwise incurred liability to any person (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. or any other Environmental Laws, nor has Company received notice of any such liability or any claim therefor or submitted notice pursuant to Section 103 of such Act to any governmental agency with respect to any of its respective assets.

SECTION 4.19.   LABOR MATTERS.

(a)

Momentum is not a party to: (i) any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); and (iii) any collective bargaining agreement or other labor union contract applicable to persons employed by Momentum nor does Momentum know of any activities or proceedings of any labor union to organize any such employees. Momentum has not breached or otherwise failed to comply with any provisions of any employment or labor agreement, and there are no grievances outstanding thereunder.

(b)

Except as set forth in Schedule 4.19; (i) Momentum is in compliance in all material respects with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment; (ii) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB"); (iii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or, to Momentum's best knowledge, threatened against or affecting Momentum, and Momentum has not experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or written respect to employees of Momentum since June 30, 2003; (iv) there is no representation claim or petition pending before the NLRB and no question concerning representation exists relating to the employees of Momentum; (v) there are no charges with respect to or relating to Momentum pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; and (vi) Momentum has received no formal Notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of Momentum and no such investigation is in progress.

SECTION 4.20. INVESTMENT INTENT. The Shares will be acquired hereunder solely for the account of Momentum, for investment, and not with a view to the resale or distribution thereof.

SECTION 4.21. SEC FILINGS. Momentum has heretofore delivered to the Cipher copies of Momentum's Annual Report on Form 10-KSB for the year ended December 31, 2002 and the Form 10-QSB for the period ended June 30, 2003. As of the respective dates, such reports compiled in all material respects with all applicable requirements of the Exchange Act, and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Momentum has filed, timely, all periodic and other reports, schedules, forms exhibits, statements and other documents required to be filed by it with the SEC under the Exchange Act. Momentum is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the 1934 Act. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act and the Common Stock is listed and trades on the Over-The-Counter Bulletin Board. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been publicly disclosed by Momentum that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on earnings, business affairs, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

SECTION 4.22. DISCLOSURE. This Agreement, the schedules hereto and any certificate attached hereto or delivered in accordance with the terms hereby by or on behalf of Momentum in connection with the transactions contemplated by this Agreement, when taken together, do not contain any untrue statement of a material fact or omit any material fact necessary in order to make the statements contained herein and/or therein not misleading.

SECTION 4.23. SURVIVAL. Each of the representations and warranties set forth in this Article IV shall be deemed represented and made by Momentum at the Closing as if made at such time and shall survive the Closing for a period terminating on the fourth  anniversary.

SECTION 4.24. SUBSIDIARIES.  Momentum has no subsidiaries and no investments, directly or indirectly, or the financial interest in any other corporation or business organization, join venture, or partnership of any kind whatsoever.

SECTION 4.25. BOOKS AND RECORDS.  The minute books of Momentum, all the contents of which have been previously made available to Cipher and its representatives, contain accurate records of all meetings of, and corporate action taken by (including action taken by written consent), the shareholders and Board of Directors of Momentum.  Momentum does not have any of its respective records, systems, controls, data or information recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of Momentum.

ARTICLE V

COVENANTS

SECTION 5.1.   CERTAIN CHANGES AND CONDUCT OF BUSINESS.

(a)

From and after the date of this Agreement and until the Closing Date, Momentum shall conduct, its business solely in the ordinary course consistent with past practices and, in a manner consistent with all representations or warranties of Momentum, and without the prior written consent of Cipher, Momentum will not, except as required or permitted pursuant to the terms hereof:

(i) make any material change in the conduct of its businesses and operations enter into any transaction other than in the ordinary course of business consistent with past practices;

(ii) make any change in its Articles of Incorporation or By-Laws; issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for its capital stock or alter in any material term of any of its outstanding securities or make any change in its outstanding shares of capital stock or its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

(iii) (A) incur, assume or guarantee any indebtedness for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof, except pursuant to transactions in the ordinary course of business consistent with past practices, or (B) issue any securities convertible or exchangeable for debt securities of Momentum;

(iv) make any sale, assignment, transfer, abandonment or other conveyance of any of its assets or any part thereof;

(v) subject any of its assets, or any part thereof, to any Lien or suffer such to be imposed other than such Liens as may arise in the ordinary course of business consistent with past practices by operation of law which will not have a material adverse effect on Momentum;

(vi) acquire any assets, raw materials or properties, or enter into any other transaction, other than in the ordinary course of business consistent with past practices;

(vii) enter into any new (or amend any existing) employee benefit plan, program or arrangement or any new (or amend any existing) employment, severance or consulting agreement, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in accordance with pre-existing contractual provisions or consistent with past practices;

(viii) make or commit to make any material capital expenditure;

(ix) pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its affiliates;

(x) guarantee any indebtedness for borrowed money or any other obligation of any other person;

(xi) fail to keep in full force and effect insurance comparable in amount and scope to coverage maintained by it (or on behalf of it) on the date hereof;

(xii) take any other action that would cause any of the representations and warranties made by it in this Agreement not to remain true and correct in all material;

(xiii) make any loan, advance or capital contribution to or investment in any person;

(xiv) make any change in any method of accounting or accounting principle, method, estimate or practice;

 (xv) settle, release or forgive any claim or

litigation or waive any right;

(xvi) commit itself to do any of the foregoing.

(xvii) continue to maintain, in all material respects, its properties in accordance with present practices in a condition suitable for its current use;

(xviii) file, when due or required, federal, state, foreign and other tax returns and other reports required to be filed and pay when due all taxes, assessments, fees and other charges lawfully levied or assessed against it, unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;

(xix) continue to conduct its business in the ordinary course consistent with past practices;

(xx) keep its books of account, records and files in the ordinary course and in accordance with existing practices; and

(xxi) continue to maintain existing business relationships with suppliers.

SECTION 5.2. ACCESS TO PROPERTIES AND RECORDS. Cipher shall afford Momentum, and Momentum shall afford to Cipher's accountants, counsel and representatives full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement) to all of such parties properties, books, contracts, commitments and records and, during such period, shall furnish promptly to the requesting party all other information concerning the other party's business, properties and personnel as the requesting party may reasonably request, provided that no investigation or receipt of information pursuant to this Section 5.2 shall affect any representation or warranty of, or the conditions to, the obligations of any party.

SECTION 5.3. NEGOTIATIONS. From and after the date hereof until the earlier of the Closing or the termination of this Agreement, no party to this Agreement nor its officers or directors (subject to such director's fiduciary duties) nor anyone acting on behalf of party or persons shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any person, firm, or other entity or group concerning any merger, sale of substantial assets, purchase or sale of shares of common stock or similar transaction involving any party thereof except as permitted herein.  A party shall promptly communicate to any other party any inquiries or communications concerning any such transaction which they may receive or of which they may become aware of.

SECTION 5.4. CONSENTS AND APPROVALS. The parties, (i) shall use their reasonable commercial efforts to obtain all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other persons, firms or corporations required in connection with the execution, delivery and performance by them of this Agreement, and (ii) shall diligently assist and cooperate with each party in preparing and filing all documents required to be submitted by a party to any governmental or regulatory authority, domestic or foreign, in connection with such  transactions and in obtaining any governmental consents, waivers, authorizations or approvals which may be required to be obtained connection with such transactions.

SECTION 5.5. PUBLIC ANNOUNCEMENT. Unless otherwise required by applicable law, the parties hereto shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

SECTION 5.6. CIPHER ISSUANCE. From and after the date of this Agreement until the Closing Date, Cipher shall not issue any additional shares of its capital stock.

ARTICLE VI

CONDITIONS TO OBLIGATIONS OF MOMENTUM

The obligations of Momentum to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Momentum in its sole discretion:

SECTION 6.1. REPRESENTATIONS AND WARRANTIES OF CIPHER.

All representations and warranties made by Cipher in this Agreement shall be true and correct on and as of the Closing Date as if again made by Cipher on and as of such date.

SECTION 6.2. AGREEMENTS AND COVENANTS. Cipher shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by any of them on or prior to the Closing Date.

SECTION 6.3. CONSENTS AND APPROVALS. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall be in full force and effect on the Closing Date.

SECTION 6.4. NO VIOLATION OF ORDERS. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Cipher shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

SECTION 6.5.  GOODSTANDING AND OTHER CERTIFICATES.   Cipher shall have delivered to Momentum:

(a)

copies of certificates or articles of incorporation, all amendments thereto, in each case certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

(b)

a certificate form the Secretary of State or other appropriate official of their respective jurisdictions of incorporation, to the effect that Cipher is in good standing in such jurisdiction and listing all charter documents including all amendments thereto, on file; and

(c)

a copy of the Bylaws of Cipher, certified by its Secretary as being true and correct and in effect on the Closing Date.

SECTION 6.6. OTHER CLOSING DOCUMENTS. Momentum shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of Cipher or in furtherance of the transactions contemplated by this Agreement as Momentum or its counsel may reasonably request.

ARTICLE VII

CONDITIONS TO OBLIGATIONS OF CIPHER

The obligations of Cipher to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by Cipher in their sole discretion, as the case may be.

SECTION 7.1. REPRESENTATIONS AND WARRANTIES OF MOMENTUM. All representations and warranties made by Momentum in this Agreement shall be true and correct on and as of the Closing Date as if again made by Momentum on and as of such date.

SECTION 7.2. AGREEMENTS AND COVENANTS. Momentum shall have performed and complied in all material respects to all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

SECTION 7.3. CONSENTS AND APPROVALS. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement, shall have been duly obtained and shall be in full force and effect on the Closing Date, including but not limited to the approval of the Board of Directors of Momentum, and the majority shareholders of Momentum.  In connection with obtaining a majority shareholder approval and under the rules and regulations of the Exchange Act, Momentum will file a Schedule 14C with the SEC and the shareholder approval will be effective (twenty) 20 days following the day the definitive Schedule 14C is filed with the SEC and the information statement mailed to Momentum’s shareholders.

SECTION 7.4. NO VIOLATION OF ORDERS. No preliminary or permanent injunction or other order issued by any court or other governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of Momentum and its subsidiaries, taken as a whole, shall be in effect; and no action or proceeding before any court or government or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

SECTION 7.5.  GOODSTANDING AND OTHER CERTIFICATES.   Momentum shall have delivered to Cipher:

(a)

copies of certificates or articles of incorporation, all amendments thereto, in each case certified by the Secretary of State or other appropriate official of its jurisdiction of incorporation;

(b)

a certificate form the Secretary of State or other appropriate official of their respective jurisdictions of incorporation, to the effect that Momentum is in good standing in such jurisdiction and listing all charter documents including all amendments thereto, on file; and

(c)

a copy of the Bylaws of Momentum, certified by its Secretary as being true and correct and in effect on the Closing Date.

SECTION 7.6. OTHER CLOSING DOCUMENTS. Cipher shall have received such other certificates, instruments and documents in confirmation of the representations and warranties of Momentum or in furtherance of the transactions contemplated by this Agreement as Cipher or its counsel may reasonably request.

SECTION 7.7. CORPORATE MATTERS.  At the Closing, Momentum's Board of Directors shall authorize an amendment to its Certificate of Incorporation to Increase its authorized capital stock to 100,000,000 shares, of which 95,000,000 shall be common stock and 5,000,000 shall be preferred stock.

ARTICLE VIII

TERMINATION AND ABANDONMENT

SECTION 8.1. METHODS OF TERMINATION. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the Closing:

 (a) By the mutual written consent of Cipher and Momentum;

(b) By Momentum, upon a material breach of any representation, warranty, covenant or agreement on the part of Cipher and the Cipher shareholders set forth in this Agreement, or if any representation or warranty of Cipher shall become untrue, in either case such that any of the conditions set forth in Article VI hereof would not be satisfied (a) "Cipher  Breach"), and such breach shall, if capable of cure, have not been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

(c) By Cipher, upon a material breach of any representation, warranty, covenant or agreement on the part of Momentum set forth in this Agreement, or, if any representation or warranty of Momentum shall become untrue, in either case such that any of the conditions set forth in Article VII hereof would not be satisfied (a "Momentum Breach"), and such breach shall, if capable of cure, not have been cured within ten (10) days after receipt by the party in breach of a notice from the non-breaching party setting forth in detail the nature of such breach;

(d) By either Cipher or Momentum, if the Closing shall not have been consummated on or before December 31, 2003, provided, however, that this Agreement may be extended by written notice of either Cipher or Momentum, if the Closing shall not have been consummated as a result of Momentum, or Cipher having failed to receive all required regulatory approvals or consents with respect to this transaction or as the result of the entering of an order as described in this Agreement; and further provided, however, that the right to terminate this Agreement under this Section 8.1(d) shall not be available to any party whose failure to fulfill any obligations under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before this date.

(e) By either Cipher or Momentum if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use its best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement.

SECTION 8.2. PROCEDURE UPON TERMINATION. In the event of termination and abandonment of this Agreement by Cipher, or Momentum pursuant to Section 8.1, written notice thereof shall forthwith be given to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement ,provided, however, that no termination of this Agreement pursuant to this Article VII shall relieve any party of liability for a breach of any provision of this Agreement occurring before such termination.

ARTICLE IX

POST-CLOSING AGREEMENTS

SECTION 9.1. CONSISTENCY IN REPORTING. Each party hereto agrees that: (i) the transaction is intended to qualify as a tax-free exchange under the Code; (ii) the exchange shall be reported for Federal income tax purposes as a tax-free exchange; (iii) for purposes of all financial statements, tax returns and reports, and communications with third parties, the transactions contemplated in this agreement and ancillary or collateral transactions will be treated as a tax-free exchange; and (iv) if the characterization of any transaction contemplated in this agreement or any ancillary or collateral transaction is challenged, each party hereto will testify, affirm and ratify that the characterization contemplated in such agreement was with the characterization intended by the party; provided, however, that nothing herein shall be construed as giving rise to any obligation if the reporting position is determined to be incorrect by final decision of a court of competent jurisdiction.

ARTICLE X

MISCELLANEOUS PROVISIONS

SECTION 10.1. SURVIVAL OF PROVISIONS. The respective representations, warranties, covenants and agreements of each of the parties to this Agreement (except covenants and agreements which are expressly required to be performed and are performed in full on or before the Closing Date) shall survive the Closing Date and the-consummation of the transactions contemplated by this Agreement, subject to Sections 2.22 and 4.23. In the event of a breach of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach available to it under the provisions of this Agreement or otherwise, whether at law or in equity, regardless of any disclosure to, or investigation made by or on behalf of such party on or before the Closing Date.

SECTION 10.2. PUBLICITY. Neither party shall cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other party, unless a press release or announcement is required by law. If any such announcement or other disclosure is required by law, the disclosing party agrees to give the nondisclosing party prior notice and an opportunity to comment on the proposed disclosure.

SECTION 10.3. SUCCESSORS AND ASSIGNS; NO THIRD-PARTY BENEFICIARIES.  This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that no party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party.

SECTION 10.4  FINDERS.  The Parties represent and warrant that they have not employed the services of a broker or finder in connection with this Agreement or any of the transactions contemplated hereby.

SECTION 10.5. FEES AND EXPENSES. Except as otherwise expressly provided in this Agreement, all legal and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

SECTION 10.6. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been given or made if in writing and delivered personally, transmitted facsimile with proof of transmission, or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

(a)

 If to Momentum, to:

Momentum Holdings Corporation

477 Madison Avenue

12th Floor

New York, New York  10022

Attn: Patrick Rooney

(b)

If to Cipher, to:

Cipher Multimedia, Inc.

3801 N. Washington Avenue

Oak Brook, Illinois 60523

Attn:  Corey Conn

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this Section 10.6 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 10.6.

SECTION 10.7. ENTIRE AGREEMENT. This Agreement, together with the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

SECTION 10.8. SEVERABILITY. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

SECTION 10.9. TITLES AND HEADINGS. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

SECTION 10.10. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

SECTION 10.11. CONVENIENCE OF FORUM; CONSENT TO JURISDICTION. The parties to this Agreement, acting for themselves and for their respective successors and assigns, without regard to domicile, citizenship or residence, hereby expressly and irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent and subject themselves to the jurisdiction of, the courts of the State of New York located in New York County, and/or the United States District Court for the Southern District of New York, in respect of any matter arising under this Agreement. Service of process, notices and demands of such courts may be made upon any party to this Agreement by personal service at any place where it may be found or giving notice to such party as provided in Section 9.6.

SECTION 10.12. ENFORCEMENT OF THE AGREEMENT. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

SECTION 10.13. GOVERNING LAW. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to the choice-of-law provisions thereof.

SECTION 10.14. SCHEDULES. Any schedule not previously provided or attached hereto may be exchanged between the Parties within seven (7) days from the execution of this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MOMENTUM HOLDINGS CORPORATION

BY: __________________

PATRICK ROONEY

PRESIDENT

CIPHER MULTIMEDIA, INC.

BY: ___________________

COREY CONN

SECRETARY

EXHIBIT 1

          HOLDER

  SHARES

PATRICK ROONEY

20,882,000

COREY CONN

2,000,000

MICHAEL MCGUIRE

250,000

GARY BOORAS

400,000

LOUIS PANOS

640,000

GORDON WALLACE

500,000

LYLE REIGAL

250,000

JAY RICE

250,000

GUS VAN SANT

60,000

GEORGE & SUSAN RACHAU

50,000

DR. PAUL WELCH

65,000

PAUL WOJCIAK

33,500

DR. MICHAEL WATSON

15,000

DALE VAN VOOHRIS

50,000

WILLIAM MILLER

50,000

GREGORY & MARY MORTON

25,000

WILLIAM LINGNELL

15,000

RANDY HANSEN

100,000

JOSEPH BATTAGLIA

25,000

EDWIN W. CARLSON III

33,500

PINNACLE

250,000

CJR CAPITAL

538,000

JULIA RZEPPA

2,000,000

DOMINIC HANZELY

1,000,000

DOUG DILL

1,000,000

ANNA PANE

1,000,000

ANGEL RESOURCES, INC.

300,000

CREBBS

50,000

GERRY MILLER

100,000

ANTHONY MUZIK

100,000

NEIL SY

900,000

SOVONA, INC.

1,000,000

RITA KILBERRY

1,000,000

PETER CSEH

100,000

EXHIBIT B

DELAWARE CORPORATION LAW

ANNOTATED GENERAL CORPORATION LAW

§ 228. Consent of stockholders or members in lieu of meeting

(a) Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

(b) Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at a meeting of the members of a nonstock corporation, or any action which may be taken at any meeting of the members of a nonstock corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all members having a right to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of members are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

(c) Every written consent shall bear the date of signature of each stockholder or member who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this section to the corporation, written consents signed by a sufficient number of holders or members to take action are delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

(d) (1) A telegram, cablegram or other electronic transmission consenting to an action to be taken and transmitted by a stockholder, member or proxyholder, or by a person or persons authorized to act for a stockholder, member or proxyholder, shall be deemed to be written, signed and dated for the purposes of this section, provided that any such telegram, cablegram or other electronic transmission sets forth or is delivered with information from which the corporation can determine (A) that the telegram, cablegram or other electronic transmission was transmitted by the stockholder, member or proxyholder or by a person or persons authorized to act for the stockholder, member or proxyholder and (B) the date on which such stockholder, member or proxyholder or authorized person or persons transmitted such telegram, cablegram or electronic transmission. The date on which such telegram, cablegram or electronic transmission is transmitted shall be deemed to be the date on which such consent was signed. No consent given by telegram, cablegram or other electronic transmission shall be deemed to have been delivered until such consent is reproduced in paper form and until such paper form shall be delivered to the corporation by delivery to its registered office in this State, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded. Delivery made to a corporation's registered office shall be made by hand or by certified or registered mail, return receipt requested. Notwithstanding the foregoing limitations on delivery, consents given by telegram, cablegram or other electronic transmission, may be otherwise delivered to the principal place of business of the corporation or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders or members are recorded if, to the extent and in the manner provided by resolution of the board of directors or governing body of the corporation.

(2) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

(e) Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders or members who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders or members to take the action were delivered to the corporation as provided in subsection (c) of this section. In the event that the action which is consented to is such as would have required the filing of a certificate under any other section of this title, if such action had been voted on by stockholders or by members at a meeting thereof, the certificate filed under such other section shall state, in lieu of any statement required by such section concerning any vote of stockholders or members, that written consent has been given in accordance with this section.

EXHIBIT C

CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF MOMENTUM HOLDINGS CORPORATION

Pursuant to Delaware Corporation Law Section 242, the undersigned President of Momentum Holdings Corporation, a corporation organized and existing under by virtue of the laws of the State of Delaware (the ACorporation@), does hereby certify:

That pursuant to written consents of the Board of Directors and a Majority of the Shareholders of the Corporation dated September 30, 2003, the Board of Directors and Shareholders holding a majority in interests of the outstanding shares of the Corporation approved the amendment to the Corporation=s Certificate of Incorporation as follows:

FIRST:

Article I of the Certificate of Incorporation of the Corporation is amended in its entirety to read as follows:

Article I

Name

The name of the Corporation shall be Cipher Holdings Corporation.

SECOND:

Article IV of the Certificate of Incorporation of the Corporation is amended in its entirety to read as follows:

Article IV

Capital Stock

The Maximum number of shares that the Corporation shall be authorized to issue and have outstanding at any one time shall be (i) ninety-five million (95,000,000) shares of common stock, par value $.001 per share, and (ii) five million (5,000,000) shares of Preferred Stock having a par value of $.001 per share.

The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law and the provisions of this Article, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware to establish from time to time the number of shares included in each such series, but not below the number of shares then issued, and to fix the designation, powers, preferences, and relative rights of the shares of each such series and the qualifications, or restrictions thereof.  The authority of the Board of Directors with respect to each shall include, but not be limited to, determination of the following:

(i)

The number of shares constituting that series and the distinctive designation of that series;

(ii)

The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payments of dividends on shares of that series;

(iii)

Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(iv)

Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(v)

Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption rates.

(vi)

Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(vii)

The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series; and

(viii)

Any other relative rights, preferences and limitations of that series.

IN WITNESS WHEREOF, the undersigned, being the President of the Corporation, has executed this Certificate of Amendment as of September 30, 2003

MOMENTUM HOLDINGS CORPORATION

By:

/S/ Patrick Rooney________________________________

Patrick Rooney, President

EXHIBIT D

AUDITED FINANCIAL STATEMENTS OF

CIPHER MULTIMEDIA, INC.

FOR THE PERIOD ENDING AUGUST 31, 2003

CIPHER MULTIMEDIA, INC.

CONSOLIDATED FINANCIAL STATEMENTS

at August 31, 2003 and for the eight months then ended

RYAN & JURASKA

CERTIFIED PUBLIC ACCOUNTANTS

141 WEST JACKSON BOULEVARD

CHICAGO, ILLINOIS 60604

TEL: (312) 922-0062

FAX: (312) 922-0672

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of

CIPHER MULTIMEDIA, INC.

We have audited the accompanying consolidated statement of financial condition of CIPHER MULTIMEDIA, INC. as of August 31, 2003 and the related statements of changes in shareholders’ equity and cash flows for the eight months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of CIPHER MULTIMEDIA, INC. as of August 31, 2003 and the results of its cash flows for the eight months then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in the notes to the consolidated financial statements, the planned principal operations of the Company have not commenced.  The amount and ability of the Company to raise adequate additional capital to commence operations is uncertain and raises substantial doubt about its ability to continue as a going concern.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Chicago, Illinois

October 16, 2003

CIPHER MULTIMEDIA, INC.

CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

AUGUST 31, 2003

ASSETS

Cash	$3,170
Other assets
Organizational costs	254,117
Goodwill	274,900

Total assets	$532,187

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Due to shareholder	$16,950
Notes payable-shareholder	150,000
Notes payable-other	257,600

Total liabilities	424,550

Minority interest	(4,763)

Shareholders’ equity:
Common stock, no par value, 100,000,000 authorized
issued and outstanding 35,132,000	112,400

Total liabilities and shareholders’ equity	$532,187

The accompanying notes are an integral part of these financial statements.

CIPHER MULTIMEDIA, INC.

CONSOLIDATED STATEMENT OF

CHANGES IN SHAREHOLDERS’ EQUITY

AUGUST 31, 2003

	COMMON STOCK
	SHARES	DOLLARS	RETAINED EARNINGS
Balance December 31, 2002	35,132,000	$ 112,400	$ 0

Balance August 31, 2003	35,132,000	$ 112,400	$ 0

The accompanying notes are an integral part of these financial statements.

CIPHER MULTIMEDIA, INC.

CONSOLIDATED STATEMENT OF CASH FLOWS

For the eight months ending August 31, 2003

Operating activities:
Adjustments to reconcile net income to net cash provided by operating activities:
Increase in organizational costs	$(141,490)
Increase in goodwill	(274,900)

Net cash flow from operating activities	(416,390)

Cash flows from financing activities:
Increase in due to shareholder	16,550
Increase in notes payable-shareholder	150,000
Increase in notes payable-other	257,600
Decrease in minority interest	(4,763)

Net cash flow from financing activities	419,387

Net increase (decrease)	2,997

Cash at the beginning of the period	173

Cash at the end of the period	$3,170

The accompanying notes are an integral part of these financial statements.

CIPHER MULTIMEDIA, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AUGUST 31, 2003

1.

Organization and Business

Cipher Multimedia, Inc. (the Company) was incorporated in Illinois on September 13, 2002.  The Company is in the development stage and in the process of developing equipment to be used in the movie industry.

The Company purchased a majority interest in Momentum Holdings Corporation on August 19, 2003.

2.

Summary of Significant Accounting Policies

Basis of Statement Presentation

The financial statements have been prepared on a going concern basis during the development stage.  There has been no income or expense recognized during this period, therefore no statement of operations is included.

The amount and ability of the Company to raise adequate additional capital is uncertain and raises substantial doubt about the ability to continue as a going concern.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and Momentum Holdings Corporation.  All significant intercompany balances and transactions have been eliminated.  Minority interest represents non-related shareholder’s minority (9.5%) equity in Momentum Holdings Corporation.

Income Recognition

The Company is in the developmental stage.  Planned principal operations have not commenced.

Goodwill

Goodwill represents the excess of purchase price over the market value of net assets acquired.  Goodwill will be amortized on a straight-line basis over fifteen years.

CIPHER MULTIMEDIA, INC

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2003

2.

Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with Generally Accepted Principles requires management to make estimates and assumptions that affect amounts reported in the financial statements and the accompanying notes.  Management determines that the estimates utilized in preparing its financial statements are reasonable and prudent.  Actual results could differ from these estimates.

3.

Notes Payable

The notes payable to shareholder were created by loans from a shareholder on August 15, 2003, in the amount of $150,000, are due on December 31, 2003 and bear interest at the rate of 12%.

Notes payable others are due from September 6, 2003 through February 11, 2004 and bear interest in a range from 9% to 18%.  Payment on a note due on September 6, 2003 in the amount of $60,000 has been postponed by mutual consent of the Company and the note holder.